Earnings Presentation Second Quarter 2024 Exhibit 99.2

2 Important Notice This presentation is prepared for Ares Management Corporation (“Aresˮ) (NYSE: ARES) for the benefit of its public stockholders. This presentation is solely for information purposes in connection with evaluating the business, operations and financial results of Ares and certain of its affiliates. Any discussion of specific Ares entities is provided solely to demonstrate such entities’ role within the Ares organization and their contribution to the business, operations and financial results of Ares. This presentation may not be referenced, quoted or linked by website, in whole or in part, except as agreed to in writing by Ares. This presentation contains “forward looking statementsˮ within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to risks and uncertainties. Forward-looking statements can be identified by the use of forward-looking words such as “outlook,ˮ “believes,ˮ “expects,ˮ “potential,ˮ “continues,ˮ “may,ˮ “will,ˮ “should,ˮ “seeks,ˮ “predicts,ˮ “intends,ˮ “plans,ˮ “estimates,ˮ “anticipates,ˮ “foreseesˮ or negative versions of those words, other comparable words or other statements that do not relate to historical or factual matters. Actual outcomes and results could differ materially from those suggested by this presentation due to the impact of many factors beyond the control of Ares, as well as those described in the “Risk Factorsˮ section of our filings with the Securities and Exchange Commission (“SECˮ). These factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included in our periodic filings. Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws and speak only as of the date of this presentation. Ares assumes no obligation to update or revise any such forward-looking statements except as required by law. Certain information discussed in this presentation was derived from third party sources and has not been independently verified and, accordingly, Ares makes no representation or warranty in respect of this information and assumes no responsibility for independent verification of such information. The following slides contain summaries of certain financial and statistical information about Ares. The information contained in this presentation is summary information that is intended to be considered in the context of Ares’ SEC filings and other public announcements that Ares may make, by press release or otherwise, from time to time. Ares undertakes no duty or obligation to publicly update or revise these statements or other information contained in this presentation. In addition, this presentation contains information about Ares, its affiliated funds and certain of their respective personnel and affiliates, and their respective historical performance. You should not view information related to the past performance of Ares and its affiliated funds as indicative of future results. Certain information set forth herein includes estimates and targets and involves significant elements of subjective judgment and analysis. No representations are made as to the accuracy of such estimates or targets or that all assumptions relating to such estimates or targets have been considered or stated or that such estimates or targets will be realized. Further, certain fund performance information, unless otherwise stated, is before giving effect to management fees, carried interest or incentive fees and other expenses. This presentation does not constitute, and shall not be construed as, an offer to buy or sell, or the solicitation of an offer to buy or sell, any securities, investment funds, vehicles or accounts, investment advice, or any other service by Ares of any of its affiliates or subsidiaries. Nothing in this presentation constitutes the provision of tax, accounting, financial, investment, regulatory, legal or other advice by Ares or its advisors. Management uses certain non-GAAP financial measures, including Assets Under Management, Fee Paying Assets Under Management, Fee Related Earnings and Realized Income to evaluate Ares’ performance and that of its business segments. Management believes that these measures provide investors with a greater understanding of Ares’ business and that investors should review the same supplemental non-GAAP financial measures that management uses to analyze Ares’ performance. The measures described herein represent those non-GAAP measures used by management, in each case, before giving effect to the consolidation of certain funds within its results in accordance with GAAP. These measures should be considered in addition to, and not in lieu of, Ares’ financial statements prepared in accordance with GAAP. The definitions and reconciliations of these measures to the most directly comparable GAAP measures, as well as an explanation of why we use these measures, are included in the Glossary. Amounts and percentages may reflect rounding adjustments and consequently totals may not appear to sum. For the definitions of certain terms used in this presentation, please refer to the “Glossaryˮ slides. The results contained in this presentation are made as of June 30, 2024, unless another time is specified in relation to them, and access to this presentation at any given time shall not give rise to any interpretation that there has been no change in the facts set forth in this presentation since that date.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Privat e Equ ity Real Esta te Strate gic Initi atives BUSINES S SECTOR PALETTE GENERA L PALE TTE 3 Q2-24 Financial Results Assets Under Management Corporate Actions Recent Developments Second Quarter 2024 Highlights 1. Unconsolidated management fees includes $12.0 million from Consolidated Funds that are eliminated upon consolidation for GAAP for Q2-24 and excludes management fees attributable to certain joint venture partners. Unconsolidated other fees represents $23.1 million for Q2-24 and excludes administrative fees that are presented as a reduction to respective expenses and administrative fees attributable to certain joint venture partners. 2. Net inflows of capital represents gross capital commitments less redemptions. • Total Assets Under Management (“AUMˮ) of $447.2 billion • Total Fee Paying AUM (“FPAUMˮ) of $275.8 billion • Available Capital of $122.1 billion • AUM Not Yet Paying Fees available for future deployment of $70.8 billion • Raised $26.0 billion in gross new capital with net inflows of capital(2) of $25.1 billion • Capital deployment of $26.4 billion, including $13.0 billion by our drawdown funds • In July 2024, Ares held the final closing of its third U.S. senior direct lending fund, Ares Senior Direct Lending Fund III, L.P. (“SDL IIIˮ), bringing total equity commitments to $15.3 billion and total investment capacity of approximately $33.6 billion including related vehicles and anticipated leverage • GAAP net income attributable to Ares Management Corporation of $94.9 million • GAAP basic and diluted earnings per share of Class A and non-voting common stock of $0.43 • GAAP management fees of $721.7 million • Unconsolidated management fees and other fees of $749.2 million(1) • Fee related performance revenues of $21.6 million • Fee Related Earnings of $324.5 million • Realized Income of $363.2 million • After-tax Realized Income of $0.99 per share of Class A and non-voting common stock • Declared quarterly dividend of $0.93 per share of Class A and non-voting common stock, which is payable on September 30, 2024 to stockholders of record as of September 16, 2024 [SLIDE REVIEWED AND CONFIRMED FINAL IN BOARD DECK] YTD

4 Three months ended June 30, Six months ended June 30, $ in thousands, except share data 2024 2023 2024 2023 Revenues Management fees $721,681 $615,271 $1,409,373 $1,215,787 Carried interest allocation (51,167) 418,466 (83,645) 569,954 Incentive fees 47,734 7,950 56,401 16,873 Principal investment income 29,461 6,888 36,511 29,646 Administrative, transaction and other fees 40,973 44,711 77,405 74,388 Total revenues 788,682 1,093,286 1,496,045 1,906,648 Expenses Compensation and benefits 419,858 367,550 832,809 728,331 Performance related compensation (28,985) 315,780 (79,517) 427,438 General, administrative and other expenses 169,432 141,153 340,360 289,498 Expenses of Consolidated Funds 4,239 13,255 9,385 21,107 Total expenses 564,544 837,738 1,103,037 1,466,374 Other income (expense) Net realized and unrealized gains on investments 8,339 5,481 18,855 6,996 Interest and dividend income 7,017 2,690 12,399 6,529 Interest expense (37,500) (25,839) (75,324) (50,825) Other expense, net (938) (5,887) (668) (6,810) Net realized and unrealized gains on investments of Consolidated Funds 93,523 98,426 127,947 109,126 Interest and other income of Consolidated Funds 240,359 234,454 497,635 457,392 Interest expense of Consolidated Funds (217,613) (182,904) (425,479) (339,591) Total other income, net 93,187 126,421 155,365 182,817 Income before taxes 317,325 381,969 548,373 623,091 Income tax expense 41,074 49,714 68,307 83,520 Net income 276,251 332,255 480,066 539,571 Less: Net income attributable to non-controlling interests in Consolidated Funds 105,489 67,681 172,205 94,374 Net income attributable to Ares Operating Group entities 170,762 264,574 307,861 445,197 Less: Net income (loss) attributable to redeemable interest in Ares Operating Group entities (387) 734 (314) (1,090) Less: Net income attributable to non-controlling interests in Ares Operating Group entities 76,211 119,326 140,210 207,734 Net income attributable to Ares Management Corporation Class A and non-voting common stockholders $94,938 $144,514 $167,965 $238,553 Net income per share of Class A and non-voting common stock: Basic $0.43 $0.75 $0.76 $1.25 Diluted $0.43 $0.74 $0.76 $1.24 Weighted-average shares of Class A and non-voting common stock: Basic 196,186,922 182,999,515 194,404,932 180,998,934 Diluted 196,186,922 194,058,041 194,404,932 192,161,816 GAAP Statements of Operations

5 RI and Other Measures Financial Summary Three months ended June 30, Six months ended June 30, $ in thousands, except share data (and as otherwise noted) 2024 2023 % Change 2024 2023 % Change Management fees(1) $726,111 $621,752 17% $1,419,476 $1,224,371 16% Fee related performance revenues 21,567 854 NM 25,284 4,725 NM Other fees 23,075 29,714 (22) 42,951 50,409 (15) Compensation and benefits expenses(2) (320,153) (289,928) (10) (620,168) (567,959) (9) General, administrative and other expenses(3) (126,084) (96,246) (31) (241,357) (190,763) (27) Fee Related Earnings 324,516 266,146 22 626,186 520,783 20 Realized net performance income 40,646 41,526 (2) 50,671 48,803 4 Realized net investment income (loss) (2,004) 4,538 NM (24,543) (3,084) NM Realized Income 363,158 312,210 16 652,314 566,502 15 After-tax Realized Income(4) $331,987 $292,247 14 $597,089 $524,274 14 After-tax Realized Income per share of Class A and non-voting common stock(5) $0.99 $0.90 10 $1.79 $1.61 11 Other Data Fee Related Earnings margin 42.1% 40.8% 42.1% 40.7% Effective management fee rate 1.02% 1.01% 1.02% 1.01% 1. Includes Part I Fees of $115.4 million and $87.4 million for Q2-24 and Q2-23, respectively, and $220.7 million and $170.7 million for YTD-24 and YTD-23, respectively. 2. Includes fee related performance compensation of $10.2 million and $0.5 million for Q2-24 and Q2-23, respectively, and $10.3 million and $2.0 million for YTD-24 and YTD-23, respectively. 3. Includes supplemental distribution fees of $15.3 million and $2.3 million for Q2-24 and Q2-23, respectively, and $24.4 million and $3.9 million for YTD-24 and YTD-23, respectively. 4. For Q2-24, Q2-23, and YTD-24, YTD-23, after-tax Realized Income includes current income tax related to: (i) entity level taxes of $8.0 million, $5.8 million and $13.9 million, $11.1 million, respectively, and (ii) corporate level tax expense of $23.2 million, $14.2 million and $41.3 million, $31.1 million, respectively. For more information regarding after-tax RI, please refer to the "Glossary" slides. 5. Calculation of after-tax Realized Income per share of Class A and non-voting common stock uses the total average shares of Class A and non-voting common stock outstanding and the proportional dilutive effects of the Ares' equity-based awards. Please refer to slide 22 for additional details.

6 $ in billions Q2 2024 Commentary Credit Group U.S. Direct Lending $8.9 Equity and debt commitments to various funds, including equity commitments of $4.4 billion and debt commitments of $2.0 billion for SDL III Business Development Companies 4.9 Capital raised by ASIF of $3.1 billion and capital raised by ARCC of $1.8 billion CLOs 2.6 Closed two new U.S. CLOs and one new European CLO and priced two new U.S. CLOs Liquid Credit 0.7 Equity commitments to various funds European Direct Lending 1.5 Equity and debt commitments to various funds, including equity commitments of $0.8 billion for our sixth European direct lending fund and capital raised by AESIF of $0.3 billion Alternative Credit 0.9 Equity commitments to various funds APAC Credit 0.3 Equity commitments to various funds Total Credit Group $19.8 Real Assets Group European Real Estate Equity $1.6 Equity and debt commitments to various funds Real Estate Debt 1.1 Equity and debt commitments to various funds U.S. Real Estate Equity 0.5 Equity commitments for our fourth U.S. opportunistic real estate equity fund Non-traded REITs 0.3 Capital raised of $0.2 billion by AREIT and $0.1 billion by AIREIT Infrastructure Debt 0.5 Equity commitments for our sixth infrastructure debt fund Infrastructure Opportunities 0.2 Equity commitments for our second climate infrastructure fund Total Real Assets Group $4.2 Secondaries Group Private Equity Secondaries $0.4 Capital raised by APMF Infrastructure Secondaries 0.2 Equity commitments for our third infrastructure secondaries fund Credit Secondaries 0.2 Equity commitments to various funds Real Estate Secondaries 0.1 Equity commitments to various funds Total Secondaries Group $0.9 Other Businesses Insurance $1.1 Additional managed assets Total Other Businesses $1.1 Total $26.0 Gross New Capital Commitments(1) 1. Represents gross new capital commitments during the period presented, including equity and debt commitments, and gross inflows into our open-ended managed accounts, publicly-traded vehicles and non-traded vehicles. Commitments denominated in currencies other than U.S. dollar have been converted at the prevailing quarter-end exchange rate.

7 Q2-23 Q1-24 Q2-24 Assets Under Management 1. AUM amounts include vehicles managed by Ivy Hill Asset Management, L.P., a wholly owned portfolio company of ARCC and a SEC-registered investment adviser (“IHAMˮ). AUM as of June 30, 2024 was $447.2 billion, an increase of 18% from prior year(1) • The increase of $69.6 billion was primarily driven by: ◦ commitments to SDL III, our sixth European direct lending fund and Pathfinder II within Credit and to our seventh corporate private equity fund within Private Equity; ◦ capital raised by our business development companies; ◦ additional managed assets from our insurance platform; and ◦ the acquisition of Crescent Point FPAUM as of June 30, 2024 was $275.8 billion, an increase of 14% from prior year • The increase of $33.4 billion was primarily driven by: ◦ the deployment of capital in funds across our U.S. and European direct lending and alternative credit strategies; ◦ capital raised by our business development companies; and ◦ the acquisition of Crescent Point FPAUM Q2-23 Q1-24 Q2-24 Credit Real Assets Private Equity Secondaries Other Businesses ($ in billions) ($ in billions) AUM $264.6 $21.0 $64.8 $23.0 $4.2 $377.6 $428.3 $5.5 $25.6 $64.1 $24.5 $323.1 $24.6 $67.7 $26.3 $5.5 $447.2 $242.4 $17.8 $2.8 $41.1 $11.3 $169.4 $4.0 $189.8 $19.9 $12.6 $40.8 $267.1 $197.1 $12.3 $41.6 $20.4 $4.4 $275.8 [SLIDE REVIEWED AND CONFIRMED FINAL IN BOARD DECK] $308.6

8 Q2-23 Q1-24 Q2-24 $0.5 Perpetual Capital Perpetual Capital AUM Perpetual Capital as of June 30, 2024 was $116.3 billion, an increase of 17% from prior year • The increase of $16.8 billion was primarily driven by: ◦ commitments to certain funds and SMAs in our alternative credit and U.S. and European direct lending strategies; ◦ capital raised by our business development companies; and ◦ additional managed assets from our insurance platform Perpetual Capital by Type ($ in billions) (2)($ in billions) Credit Real Assets Secondaries Other Businesses $4.9 $4.9 $1.7 $1.2 $3.2 $68.1 $77.0 $83.8 $27.7 $26.1 $25.9$99.5 $109.2 $116.3 Q2-23 Q1-24 Q2-24 Publicly-Traded Vehicles Private Commingled Vehicles Non-Traded Vehicles Managed Accounts $109.2 $29.1 $25.0 $22.6 $32.5 $33.1 $24.0 $29.1 $30.1 $116.3 $99.5 $25.0 $19.7 $25.0 $29.8 [SLIDE REVIEWED AND CONFIRMED FINAL IN BOARD DECK]

9 7% 7% 7% 5% 61% 13% 26% 5% 10% 5% 49% 5% AUM and Management Fees by Type 87% 1. Long-dated funds generally have a contractual life of five years or more at inception. For the quarter ended June 30, 2024: • 87% of assets under management were perpetual capital or long-dated funds • 95% of management fees were earned from perpetual capital or long-dated funds AUM by Type Management Fees by Type 95% Perpetual Capital - Publicly-Traded Vehicles Perpetual Capital - Private Commingled Vehicles Perpetual Capital - Non-Traded Vehicles Perpetual Capital - Managed Accounts Long-Dated Funds(1) Other [SLIDE REVIEWED AND CONFIRMED FINAL IN BOARD DECK]

10 Q2-23 Q1-24 Q2-24 Available Capital and AUM Not Yet Paying Fees Available Capital as of June 30, 2024 was $122.1 billion, an increase of 27% from prior year • The increase of $26.3 billion was primarily driven by: ◦ commitments to the U.S. and European direct lending and alternative credit strategies AUM Not Yet Paying Fees as of June 30, 2024 was $83.4 billion, an increase of 29% from prior year • The increase of $18.5 billion was primarily driven by: ◦ commitments to the U.S. and European direct lending and alternative credit strategies Available Capital AUM Not Yet Paying Fees Q2-23 Q1-24 Q2-24 ($ in billions) ($ in billions) Credit Real Assets Private Equity Secondaries Other Businesses $1.0 $0.5 $66.1 $3.1 $17.5 $8.1 $9.2 $15.7 $4.1 $85.1 $122.1 $0.5 $9.0 $17.7 $4.0 $90.9 $51.6 $1.6 $8.4 $3.3 $64.9 $77.4 $3.4 $6.7 $2.4 $64.9 $83.4 $3.6 $7.5 $2.4 $69.9 [SLIDE REVIEWED AND CONFIRMED FINAL IN BOARD DECK] $95.8 $114.6

11 $70.8 $11.3 $1.3 $62.6 $4.8 $1.5 $1.9 AUM Not Yet Paying Fees Available for Future Deployment AUM Not Yet Paying Fees As of June 30, 2024, AUM Not Yet Paying Fees includes $70.8 billion of AUM available for future deployment that could generate approximately $674.7 million in potential incremental annual management fees(1) • The $70.8 billion of AUM Not Yet Paying Fees available for future deployment primarily includes $31.6 billion in U.S. direct lending funds, $14.3 billion in European direct lending funds, $10.3 billion in alternative credit funds, $3.1 billion in APAC credit funds, $2.1 billion in opportunistic credit funds, $1.7 billion in infrastructure debt funds and $1.5 billion in corporate private equity funds 1. No assurance can be made that such results will be achieved or capital will be deployed. Assumes the AUM Not Yet Paying Fees as of June 30, 2024 is invested and such fees are paid on an annual basis. Does not reflect any associated reductions in management fees from certain existing funds, some of which may be material. Reference to the $674.7 million includes approximately $45.3 million in potential incremental management fees from deploying cash and a portion of undrawn/available credit facilities at ARCC in excess of its leverage at June 30, 2024. Note that no potential Part I Fees are reflected in any of the amounts above. 2. Capital available for deployment for follow-on investments represents capital committed to funds that are past their investment periods but have capital available to be called for follow-on investments in existing portfolio companies. As of June 30, 2024, capital available for deployment for follow-on investments could generate approximately $110.9 million in additional potential annual management fees. There is no assurance such capital will be invested. ($ in billions)($ in billions) Capital Available for Future Deployment Capital Available for Deployment for Follow-on Investments (2) Funds in or Expected to Be in Wind-down AUM Not Yet Paying Fees Credit Real Assets Private Equity Secondaries $70.8 $83.4 Footnote 1: target leverage of ARCC is 1.25x [SLIDE REVIEWED AND CONFIRMED FINAL IN BOARD DECK]

12 Q2-23 Q1-24 Q2-24 $17.0 Incentive Eligible AUM and Incentive Generating AUM ($ in billions) ($ in billions) Credit(3) Real Assets Private Equity Secondaries(3) Other Businesses Total Incentive Generating AUM $83.8 $16.2 $8.9 $8.5 $1.1 $118.5 + Uninvested IEAUM 64.0 10.8 3.7 7.8 0.5 86.8 + IEAUM below hurdle 2.0 14.6 8.0 0.7 — 25.3 ‘+ Part II Fees below Hurdle(2) 28.9 — — — — 28.9 Incentive Eligible AUM $178.7 $41.6 $20.6 $17.0 $1.6 $259.5 Credit Real Assets Private Equity Secondaries Other Businesses 1. Incentive Generating AUM includes $39.6 billion of AUM from funds generating incentive income that is not recognized by Ares until such fees are crystallized or no longer subject to reversal. 2. Represents Incentive Eligible AUM associated with Part II Fees that are paid in arrears as of the end of each calendar year when the cumulative aggregate realized capital gains exceed the cumulative aggregate realized capital losses and aggregate unrealized capital depreciation, less the aggregate amount of Part II Fees paid in all prior years since inception. 3. Includes $19.8 billion of perpetual capital IGAUM that could generate fee related performance revenues, composed of $18.3 billion within the Credit Group and $1.5 billion within the Secondaries Group. Incentive Eligible AUM Incentive Eligible AUM as of June 30, 2024 was $259.5 billion, an increase of 17% from prior year • The increase of $37.8 billion was primarily driven by: ◦ commitments to funds across our U.S. and European direct lending, alternative credit and private equity secondaries strategies Incentive Generating AUM(1) as of June 30, 2024 was $118.5 billion, an increase of 14% from prior year • The increase was primarily driven by deployment of capital within credit funds that are generating returns in excess of their hurdle rates as of June 30, 2024 Of the $172.7 billion of Incentive Eligible AUM that is currently invested, 69% is Incentive Generating AUM • Excluding the Incentive Eligible AUM associated with Part II Fees,(2) which are based on capital gains from the largely debt oriented portfolios of ARCC and ASIF, 82% of Incentive Eligible AUM that is currently invested is Incentive Generating AUM Q2-24 Incentive Generating to Incentive Eligible AUM Reconciliation $41.6 $1.6 $170.0 $20.6 $39.5 $20.6 $15.8 $146.7 $19.9 $40.1 $221.7 $247.1 $259.5 $13.6 $1.4 $1.2 $178.7 [SLIDE REVIEWED AND CONFIRMED FINAL IN BOARD DECK]

13 $21.3 $2.9 $0.1 $1.3 $0.8 Q2-24 Gross Capital Deployment Capital Deployment ($ in billions) (2) Capital Deployment in Drawdown Funds ($ in billions) Total Gross Capital Deployment during Q2-24 was $26.4 billion compared to $15.2 billion during Q2-23 • Deployment by our drawdown funds was $13.0 billion in Q2-24 compared to $9.1 billion in Q2-23 ◦ Of our drawdown funds, the investment strategies with the highest deployment were U.S. and European direct lending and alternative credit • Deployment by our perpetual capital vehicles was $12.4 billion in Q2-24 compared to $6.0 billion in Q2-23 ◦ Of our perpetual capital vehicles, the investment strategies with the highest deployment were U.S. direct lending and alternative credit Q2-23 Q1-24 Q2-24 $6.7 $0.1 $1.7 $9.1 $8.1 $0.1 $0.8 $9.4 $13.0 $2.4 $9.8 $0.1 Credit Real Assets Private Equity Secondaries $0.7 Credit Real Assets Private Equity Secondaries Other Businesses $0.4 $26.4 $0.6

14 Note: Past performance is not indicative of future results. Please refer to the endnotes on slide 37 for additional information. Credit Group(1) Alternative Credit 3.4% / 11.4% $ in thousands Q2-24 Q2-23 % Change YTD-24 YTD-23 % Change Management and other fees $545,145 $457,817 19% $1,066,022 $897,433 19% Fee related performance revenues 6,404 222 NM 7,159 822 NM Fee Related Earnings 368,281 300,606 23 720,698 592,246 22 Realized net performance income 37,314 30,799 21 45,346 32,328 40 Realized net investment income (loss) 2,303 16,292 (86) (2,178) 16,281 NM Realized Income $407,898 $347,697 17 $763,866 $640,855 19 $ in billions Q2-24 Q2-23 % Change AUM $323.1 $264.6 22% FPAUM 197.1 169.4 16 Gross Capital Deployment 21.3 12.6 69 Financial Summary and Highlights Strategy Performance Highlights Opportunistic Credit (0.4)% / 10.9% U.S. Senior Direct Lending 4.2% / 20.5% U.S. Junior Direct Lending 2.9% / 17.0% European Direct Lending 3.3% / 11.6% APAC Credit 5.5% / 30.2% Q2-24 / Q2-24 LTM gross returns(2) • Management and other fees increased by 19% for Q2-24 compared to Q2-23, primarily driven by deployment within our U.S. direct lending and alternative credit strategies • Fee Related Earnings increased by 23% for Q2-24 compared to Q2-23, primarily driven by the increase in management fees • Realized Income increased by 17% for Q2-24 compared to Q2-23, primarily driven by the increase in Fee Related Earnings ◦ Realized net investment income decreased by 86% for Q2-24 compared to Q2-23, primarily driven by realized gains from the sale of our investment in a commercial finance fund in Q2-23 that did not recur in Q2-24 • Capital deployment totaled $21.3 billion for Q2-24, primarily driven by $12.3 billion in U.S. direct lending, $3.1 billion in European direct lending, $2.7 billion in liquid credit and $2.5 billion in alternative credit

15 Note: Past performance is not indicative of future results. Please refer to the endnotes on slide 38 for additional information. Financial Summary and Highlights U.S. Real Estate Equity 1.6% / 2.6% Strategy Performance Highlights European Real Estate Equity (1.9)% / (5.1)% Infrastructure Debt 2.3% / 9.7% Q2-24 / Q2-24 LTM gross returns(2) Real Assets Group(1) • Management and other fees decreased by 3% for Q2-24 compared to Q2-23, primarily due to lower credit transaction fees from our infrastructure debt strategy in Q2-24, partially offset by higher management fees and catch-up fees in Q2-24 ◦ Management fees in Q2-24 included catch-up fees of $3.8 million from our fourth U.S. opportunistic real estate equity fund and our second climate infrastructure fund. Q2-23 included catch-up fees of $0.4 million from our fourth U.S. opportunistic real estate equity fund • Fee Related Earnings decreased by 8% for Q2-24 compared to Q2-23, primarily due to lower other fees and higher operating expenses • Realized Income decreased by 21% for Q2-24 compared to Q2-23, primarily due to a realized loss associated with a guarantee of a credit facility provided in connection with a historical acquisition and to the decrease in Fee Related Earnings, partially offset by higher dividend income from two European real estate funds in Q2-24 • Capital deployment totaled $2.9 billion for Q2-24, primarily driven by $1.2 billion in European real estate equity, $0.7 billion in U.S. real estate equity and $0.7 billion in real estate debt $ in thousands Q2-24 Q2-23 % Change YTD-24 YTD-23 % Change Management and other fees $106,054 $107,085 (3)% $204,943 $211,017 (3)% Fee related performance revenues — 334 (100) — 334 (100) Fee Related Earnings 51,643 55,918 (8) 98,161 109,580 (10) Realized net performance income 1,703 1,069 59 3,152 3,397 (7) Realized net investment loss (11,130) (3,262) (241) (13,701) (7,109) (93) Realized Income $42,216 $53,725 (21) $87,612 $105,868 (17) $ in billions Q2-24 Q2-23 % Change AUM $67.7 $64.8 4% FPAUM 41.6 41.1 1 Gross Capital Deployment 2.9 1.9 53

16 Corporate Private Equity 0.4% / 0.5% Note: Past performance is not indicative of future results. Please refer to the endnotes on slide 40 for additional information. Financial Summary and Highlights Strategy Performance Highlights Q2-24 / Q2-24 LTM gross returns(3) Private Equity Group(1) • Management and other fees increased by 12% for Q2-24 compared to Q2-23, primarily driven by the acquisition of Crescent Point • Fee Related Earnings increased by 9% for Q2-24 compared to Q2-23, primarily driven by the increase in management fees • Realized Income decreased by 46% for Q2-24 compared to Q2-23, primarily driven by lower realized net performance income from ACOF IV in Q2-24, partially offset by the increase in Fee Related Earnings • Capital deployment totaled $0.1 billion for Q2-24, primarily driven by APAC private equity $ in thousands Q2-24(2) Q2-23 % Change YTD-24(2) YTD-23 % Change Management and other fees $34,019 $30,243 12% $69,391 $60,477 15% Fee Related Earnings 14,454 13,229 9 29,825 22,352 33 Realized net performance income 1,158 8,876 (87) 1,702 12,296 (86) Realized net investment loss (5,303) (2,844) (86) (10,888) (6,604) (65) Realized Income $10,309 $19,261 (46) $20,639 $28,044 (26) $ in billions Q2-24 Q2-23 % Change AUM $24.6 $21.0 17% FPAUM 12.3 11.3 9 Gross Capital Deployment 0.1 0.1 0

17 Note: Past performance is not indicative of future results. Please refer to the endnotes on slide 41 for additional information. Financial Summary and Highlights Private Equity Secondaries (1.1)% / (1.1)% Strategy Performance Highlights Real Estate Secondaries (1.5)% / (6.7)% Q2-24 / Q2-24 LTM gross returns(3) Secondaries Group(1) • Management and other fees increased by 15% for Q2-24 compared to Q2-23, primarily driven by higher management fees from APMF and commitments for our third infrastructure secondaries fund ◦ Management fees in Q2-24 included catch-up fees of $0.9 million from our third infrastructure secondaries fund and Q2-23 included catch-up fees of $1.5 million from LREF IX • Fee related performance revenues increased for Q2-24 compared to Q2-23 as a result of higher fees from APMF, resulting from its increased assets under management and a net return of 8.8%(2) for Q2-24 and 26.8%(2) for Q2-24 LTM • Fee Related Earnings increased by 58% for Q2-24 compared to Q2-23, primarily due to the increase in net fee related performance revenues • Realized Income increased by 60% for Q2-24 compared to Q2-23, primarily driven by the increase in Fee Related Earnings • Capital deployment totaled $1.3 billion for Q2-24, primarily driven by private equity secondaries • Fee Related Earnings increased by 58% for Q2-24 compared to Q2-23, primarily driven by lower operating expenses $ in thousands Q2-24 Q2-23 % Change YTD-24 YTD-23 % Change Management and other fees $48,199 $41,790 15% $92,624 $81,653 13% Fee related performance revenues 15,163 298 NM 18,125 3,569 NM Fee Related Earnings 33,641 21,314 58 59,246 46,744 27 Realized net performance income 471 782 (40) 471 782 (40) Realized net investment loss (2,430) (2,269) (7) (4,918) (3,349) (47) Realized Income $31,682 $19,827 60 $54,799 $44,177 24 $ in billions Q2-24 Q2-23 % Change AUM $26.3 $23.0 14% FPAUM 20.4 17.8 15 Gross Capital Deployment 1.3 0.6 117

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equity Real Estate Strategic Initiative s BUSINESS SECTOR PALETTE GENERAL PALETTE Supplemental Details

19 Financial Details – Segments 1. Includes results of the reportable segments on a combined basis together with the Operations Management Group. Please refer to “GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basisˮ on slides 35-36. 2. Includes fee related performance compensation of $4.1 million and (150) for Q2-24 and Q2-23, respectively, for the Credit Group and $0.0 million and $0.2 million for Q2-24 and Q2-23, respectively, for the Real Assets Group. Three months ended June 30, 2024 $ in thousands Credit Group Real Assets Group Private Equity Group Secondaries Group Other Operations Management Group Total(1) Management fees $534,664 $99,609 $33,572 $48,145 $10,121 $— $726,111 Fee related performance revenues 6,404 — — 15,163 — — 21,567 Other fees 10,481 6,445 447 54 168 5,480 23,075 Compensation and benefits (138,598) (39,125) (14,075) (14,672) (5,100) (98,370) (309,940) Compensation and benefits—fee related performance compensation (4,060) — — (6,153) — — (10,213) General, administrative and other expenses (40,610) (15,286) (5,490) (8,896) (1,892) (53,910) (126,084) Fee related earnings 368,281 51,643 14,454 33,641 3,297 (146,800) 324,516 Performance income—realized 98,256 5,206 5,819 361 — — 109,642 Performance related compensation—realized (60,942) (3,503) (4,661) 110 — — (68,996) Realized net performance income 37,314 1,703 1,158 471 — — 40,646 Investment income (loss)—realized (519) 125 188 — 1,650 — 1,444 Interest and other investment income (expense)—realized 11,596 (4,526) 277 148 25,917 640 34,052 Interest expense (8,774) (6,729) (5,768) (2,578) (13,546) (105) (37,500) Realized net investment income (loss) 2,303 (11,130) (5,303) (2,430) 14,021 535 (2,004) Realized income $407,898 $42,216 $10,309 $31,682 $17,318 $(146,265) $363,158 Three months ended June 30, 2023 $ in thousands Credit Group Real Assets Group Private Equity Group Secondaries Group Other Operations Management Group Total(1) Management fees $448,358 $95,239 $29,822 $41,785 $6,548 $— $621,752 Fee related performance revenues 222 334 — 298 — — 854 Other fees 9,459 11,846 421 5 135 7,848 29,714 Compensation and benefits (129,707) (40,430) (13,413) (16,441) (3,386) (86,011) (289,388) Compensation and benefits—fee related performance compensation (150) (208) — (182) — — (540) General, administrative and other expenses (27,576) (10,863) (3,601) (4,151) (588) (49,467) (96,246) Fee related earnings 300,606 55,918 13,229 21,314 2,709 (127,630) 266,146 Performance income—realized 86,529 2,737 45,909 5,460 — — 140,635 Performance related compensation—realized (55,730) (1,668) (37,033) (4,678) — — (99,109) Realized net performance income 30,799 1,069 8,876 782 — — 41,526 Investment income (loss)—realized 17,565 (1,549) 2,084 — — — 18,100 Interest and other investment income—realized 7,344 2,393 191 182 1,839 328 12,277 Interest expense (8,617) (4,106) (5,119) (2,451) (5,535) (11) (25,839) Realized net investment income (loss) 16,292 (3,262) (2,844) (2,269) (3,696) 317 4,538 Realized income $347,697 $53,725 $19,261 $19,827 $(987) $(127,313) $312,210 1. Includes results of the reportable segments on a combined basis together with the Operations Management Group. Please refer to “GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basisˮ on slides 35-36.

20 Six months ended June 30, 2024 $ in thousands Credit Group Real Assets Group Private Equity Group Secondaries Group Other Operations Management Group Total(1) Management fees $1,045,630 $193,423 $68,505 $92,566 $19,352 $— $1,419,476 Fee related performance revenues 7,159 — — 18,125 — — 25,284 Other fees 20,392 11,520 886 58 282 9,813 42,951 Compensation and benefits (273,313) (77,043) (28,860) (27,386) (10,692) (192,527) (609,821) Compensation and benefits—fee related performance compensation (4,194) — — (6,153) — — (10,347) General, administrative and other expenses (74,976) (29,739) (10,706) (17,964) (3,582) (104,390) (241,357) Fee related earnings 720,698 98,161 29,825 59,246 5,360 (287,104) 626,186 Performance income—realized 115,022 8,883 8,557 361 — — 132,823 Performance related compensation—realized (69,676) (5,731) (6,855) 110 — — (82,152) Realized net performance income 45,346 3,152 1,702 471 — — 50,671 Investment income (loss)—realized (917) (332) 308 — 1,650 — 709 Interest and other investment income (expense)—realized 16,526 (691) 461 358 32,326 1,092 50,072 Interest expense (17,787) (12,678) (11,657) (5,276) (27,781) (145) (75,324) Realized net investment income (loss) (2,178) (13,701) (10,888) (4,918) 6,195 947 (24,543) Realized income $763,866 $87,612 $20,639 $54,799 $11,555 $(286,157) $652,314 Six months ended June 30, 2023 $ in thousands Credit Group Real Assets Group Private Equity Group Secondaries Group Other Operations Management Group Total(1) Management fees $878,825 $192,709 $59,662 $81,648 $11,527 $— $1,224,371 Fee related performance revenues 822 334 — 3,569 — — 4,725 Other fees 18,608 18,308 815 5 185 12,488 50,409 Compensation and benefits (251,217) (79,335) (30,039) (27,886) (6,526) (170,978) (565,981) Compensation and benefits—fee related performance compensation (540) 711 — (2,149) — — (1,978) General, administrative and other expenses (54,252) (23,147) (8,086) (8,443) (1,196) (95,639) (190,763) Fee related earnings 592,246 109,580 22,352 46,744 3,990 (254,129) 520,783 Performance income—realized 93,939 8,823 63,549 5,460 — — 171,771 Performance related compensation—realized (61,611) (5,426) (51,253) (4,678) — — (122,968) Realized net performance income 32,328 3,397 12,296 782 — — 48,803 Investment income (loss)—realized 18,071 (3,321) 2,963 — 170 — 17,883 Interest and other investment income—realized 15,457 4,214 357 1,407 8,187 236 29,858 Interest expense (17,247) (8,002) (9,924) (4,756) (10,859) (37) (50,825) Realized net investment income (loss) 16,281 (7,109) (6,604) (3,349) (2,502) 199 (3,084) Realized income $640,855 $105,868 $28,044 $44,177 $1,488 $(253,930) $566,502 Financial Details – Segments 1. Includes results of the reportable segments on a combined basis together with the Operations Management Group. Please refer to “GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basisˮ on slides 35-36. 1. Includes results of the reportable segments on a combined basis together with the Operations Management Group. Please refer to “GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basisˮ on slides 35-36. 2. Includes fee related performance compensation of $4.2 million and $0.5 million for YTD-24 and YTD-23, respectively, for the Credit Group and $0.0 million and $0.7 million for YTD-24 and YTD-23, respectively, for the Real Assets Group. 3. Represents results of Landmark following the acquisition close date of June 2, 2021.

21 Realized Income per Share Data Three months ended June 30, Six months ended June 30, $ in thousands, except share data 2024 2023 2024 2023 After-tax Realized Income Realized Income before taxes $363,158 $312,210 $652,314 $566,502 Entity level foreign, state and local taxes (8,002) (5,804) (13,910) (11,086) Realized Income before corporate income taxes 355,156 306,406 638,404 555,416 Corporate income taxes(1) (23,169) (14,159) (41,315) (31,142) After-tax Realized Income $331,987 $292,247 $597,089 $524,274 After-tax Realized Income per share(2) $1.04 $0.93 $1.87 $1.68 After-tax Realized Income per share of Class A and non-voting common stock Realized Income before corporate income taxes $355,156 $306,406 $638,404 $555,416 x Average ownership % of Ares Operating Group 63.21% 60.37% 62.82% 60.27% Realized Income before corporate income taxes attributable to Class A and non-voting common stockholders $224,494 $184,977 $401,014 $334,732 Corporate income taxes(1) (23,169) (14,159) (41,315) (31,142) After-tax Realized Income attributable to Class A and non-voting common stockholders $201,325 $170,818 $359,699 $303,590 After-tax Realized Income per share of Class A and non-voting common stock(3) $0.99 $0.90 $1.79 $1.61 1. Corporate income taxes represent accrued corporate taxes, net of deductions, to be paid or benefits to be received by Ares: • Corporate income taxes excludes the effects of $4.9 million, $29.7 million and $9.2 million, $40.7 million, for Q2-24, Q2-23 and YTD-24, YTD-23, respectively, of deferred income tax expense primarily related to net unrealized performance income and net unrealized investment income, as these incomes have been excluded from RI. • The primary differences between the current portion of taxable income and RI relate to the timing of certain items, primarily vesting of equity awards, exercise of stock options, payment of placement fees, and amortization of intangibles. • Tax deductions associated with the vesting of restricted stock units and the exercise of options reduced our current tax provision by $16.5 million, $22.9 million and $31.0 million, $33.0 million for Q2-24, Q2-23 and YTD-24, YTD-23, respectively. The inclusion of the benefit in the after-tax RI per share calculation had the effect of increasing this metric by $0.08, $0.12 and $0.15, $0.17, and decreased the RI cash tax rate by 7.2%, 12.1% and 7.5%, 8.7% for Q2-24, Q2-23 and YTD-24, YTD-23, respectively, from the Company’s statutory tax rate of 24.0% for each period presented. • Corporate Income taxes represent the current portion of our GAAP tax provision and is presented before giving effect to the tax benefits recorded in connection with the Tax Receivable Agreement (“TRAˮ). As a result, a higher corporate income tax is used to calculate after-tax RI per share than the current taxes paid by the Company. The current tax benefits associated with the TRA, which represent 85.0% of the tax benefits, were $3.1 million, $2.3 million and $5.1 million, $3.5 million for Q2-24, Q2-23 and YTD-24, YTD-23, respectively. 2. Weighted-average shares used for after-tax RI per share for Q2-24 and Q2-23 were 320,635,767 and 314,195,351, respectively. 3. Weighted-average shares used for after-tax RI per share of Class A and non-voting common stock for Q2-24 and Q2-23 were 202,670,028 and 189,675,547, respectively.

22 Weighted-Average Shares 1. Represents proportional dilutive impact based upon the weighted average percentage of Ares Operating Group owned by Ares Management Corporation (63.21% and 60.37% as of June 30, 2024 and 2023, respectively). 2. Represents units exchangeable for shares of Class A common stock on a one-for-one basis. 3. We apply the treasury stock method to determine the dilutive weighted-average common shares represented by our restricted units to be settled in shares of Class A common stock and options to acquire shares of Class A common stock. Under the treasury stock method, compensation expense attributed to future services and not yet recognized is presumed to be used to acquire outstanding shares of Class A common stock, thus reducing the weighted-average number of shares and the dilutive effect of these awards. 4. Excludes Class B common stock and Class C common stock as they are not entitled to any economic benefits of Ares in an event of dissolution, liquidation or winding up of Ares. Q2-24 Q2-23 Total Shares Common Shares, As Adjusted(1) Total Shares Common Shares, As Adjusted(1) Weighted-average shares of Class A and non-voting common stock 196,186,922 196,186,922 182,999,515 182,999,515 Ares Operating Group Units exchangeable into shares of Class A common stock(2) 114,192,389 — 120,137,310 — Dilutive effect of unvested restricted common units(3) 10,256,456 6,483,106 8,489,883 5,125,342 Dilutive effect of unexercised options(3) — — 2,568,643 1,550,690 Total Weighted-Average Shares Used For Realized Income(4) 320,635,767 202,670,028 314,195,351 189,675,547

23 Substantial balance sheet value related to investments primarily in Ares managed vehicles and net accrued performance income as of June 30, 2024 Balance Sheet 1. Unconsolidated investments includes $771.9 million of investments in Consolidated Funds that are eliminated upon consolidation for GAAP and excludes $62.6 million of investments that are attributable to non-controlling interests. Corporate investment portfolio excludes accrued carried interest allocation, a component of gross accrued performance income, of $3,222.9 million. 2. As of December 31, 2023, gross and net accrued performance income on a GAAP basis was $3,413.0 million and $898.4 million, respectively, and on an unconsolidated basis was $3,433.1 million and $918.5 million, respectively. The unconsolidated basis includes $37.6 million and $20.1 million, respectively, of accrued performance income as of June 30, 2024 and December 31, 2023, related to our insurance platform that has been eliminated upon consolidation. Net accrued performance income represents accrued carried interest allocation and excludes net performance income— realized that has been recognized but not yet received by the Company as of the reporting date. 3. Represents the sum of our cash, cash equivalents and available capacity on our revolving credit facility as of June 30, 2024. Credit Real Assets Private Equity Secondaries [SLIDE REVIEWED AND CONFIRMED FINAL IN BOARD DECK] Net Accrued Performance Income by Group(2) 65% 21% 13% 4% June 30, 2024 57% 19% 21% 5% December 31, 2023 $898.4 million $881.8 million Financial Strength Metrics BBB+ / A- Rated by S&P and Fitch $1,189.4 million Available Liquidity(3) $ in millions As of June 30, 2024 Cash and cash equivalents $284.4 Term debt obligations 2,071.9 Amount drawn on $1,400.0 revolving credit facility ($905.0 available capacity) 495.0 GAAP Unconsolidated Corporate investment portfolio(1) $1,192.5 $1,901.8 Gross accrued performance income(2) 3,222.9 3,260.5 Net accrued performance income(2) 881.8 919.4 Net Accrued Performance Income Rollforward $898.4 $881.8 Q4-23 Net Change in Unrealized Net Realizations Q2-24 ($ in millions) $20.6 $37.2

24 Balance Sheet Investments by Strategy(1) $ in millions As of June 30, 2024 As of December 31, 2023 Credit Liquid Credit(2) $139.5 $127.3 Alternative Credit 43.3 37.8 Opportunistic Credit 41.8 42.8 U.S. Direct Lending 80.9 84.6 European Direct Lending 71.5 55.7 APAC Credit 11.3 32.9 Credit $388.3 $381.1 Real Assets U.S. Real Estate Equity $74.3 $95.9 European Real Estate Equity 103.9 87.2 Real Estate Debt 24.0 108.6 Infrastructure Opportunities 34.2 28.6 Infrastructure Debt 40.7 33.3 Real Assets $277.1 $353.6 Private Equity Corporate Private Equity $298.1 $277.3 APAC Private Equity 14.8 21.9 Private Equity $312.9 $299.2 Secondaries Private Equity Secondaries $121.0 $105.9 Real Estate Secondaries 11.9 11.9 Infrastructure Secondaries 4.4 2.8 Credit Secondaries 0.4 — Secondaries $137.7 $120.6 Other Insurance(3) $375.7 $510.4 Other Investments 410.1 376.4 Other $785.8 $886.8 Total $1,901.8 $2,041.3 1. As of June 30, 2024, the fair value of our corporate investment portfolio was $1,192.5 million as reported in accordance with GAAP. The difference between GAAP and unconsolidated investments represents $771.9 million of investments in Consolidated Funds that are eliminated upon consolidation and excludes $62.6 million of investments that are attributable to non-controlling interests. Corporate investment portfolio excludes accrued carried interest allocation, a component of gross accrued performance income, of $3,222.9 million. 2. Includes $95.0 million and $83.1 million in syndicated loans as of June 30, 2024 and December 31, 2023, respectively, which represents Ares' maximum exposure of loss from its investments in Ares CLOs. 3. In connection with rebalancing capital commitments upon admitting new limited partners, the fair value of our insurance investment decreased by $127.2 million during Q2-24, reflecting the return of capital and reversal of previously recognized unrealized gains of $98.4 million and $28.8 million, respectively, for which we were compensated $21.4 million in subsequent close interest.

25 Credit • AUM increased by 22% from Q2-23, primarily driven by commitments to SDL III, our sixth European direct lending fund and Pathfinder II and by capital raised by our business development companies Real Assets • AUM increased by 5% from Q2-23 primarily driven by commitments to a European real estate fund, our fourth U.S. opportunistic real estate equity fund and our second climate infrastructure fund Private Equity • AUM increased by 17% from Q2-23, primarily driven by the acquisition of Crescent Point and by commitments to our seventh corporate private equity fund Secondaries • AUM increased by 14% from Q2-23, primarily driven by commitments across our infrastructure secondaries and by capital raised from APMF Other Businesses • AUM increased by 32% from Q2-23, primarily driven by additional managed assets from our insurance platform AUM Rollforward Q2-24 AUM Rollforward $ in millions Credit Real Assets Private Equity Secondaries Other Businesses Total Q1-24 Ending Balance $308,639 $64,104 $24,476 $25,641 $5,479 $428,339 Net new par/equity commitments 11,200 2,491 15 866 1,097 15,669 Net new debt commitments 8,592 1,703 — — — 10,295 Capital reductions (5,110) (207) (2) — — (5,319) Distributions (2,817) (736) (29) (285) (238) (4,105) Redemptions (655) (291) — — — (946) Net allocations among investment strategies 610 — — — (610) — Change in fund value 2,664 628 120 81 (194) 3,299 Q2-24 Ending Balance $323,123 $67,692 $24,580 $26,303 $5,534 $447,232 QoQ change $14,484 $3,588 $104 $662 $55 $18,893 Q2-24 LTM AUM Rollforward $ in millions Credit Real Assets Private Equity Secondaries Other Businesses Total Q2-23 Ending Balance $264,553 $64,771 $21,041 $23,002 $4,206 $377,573 Acquisitions — — 3,697 — 71 3,768 Net new par/equity commitments 40,352 6,387 1,901 4,094 5,481 58,215 Net new debt commitments 25,343 2,280 — — — 27,623 Capital reductions (8,021) (410) (8) — — (8,439) Distributions (10,507) (3,401) (1,223) (1,013) (598) (16,742) Redemptions (4,705) (1,528) (2) (1) (507) (6,743) Net allocations among investment strategies 3,029 — (47) 5 (2,987) — Change in fund value 13,079 (407) (779) 216 (132) 11,977 Q2-24 Ending Balance $323,123 $67,692 $24,580 $26,303 $5,534 $447,232 YoY change $58,570 $2,921 $3,539 $3,301 $1,328 $69,659

26 Credit • FPAUM increased by 16% from Q2-23, primarily driven by deployment of capital in funds across U.S. and European direct lending and alternative credit strategies, and by capital raised by our business development companies Real Assets • FPAUM increased by 1% from Q2-23 primarily driven by commitments to IDF V, our fourth U.S. opportunistic real estate equity fund and our second climate infrastructure fund Private Equity • FPAUM increased by 9% from Q2-23, primarily driven by the acquisition of Crescent Point Secondaries • FPAUM increased by 15% from Q2-23, primarily driven by capital raised by APMF and by commitments to our infrastructure secondaries funds Other Businesses • FPAUM increased by 59% from Q2-23, primarily driven by additional managed assets from our insurance platform FPAUM Rollforward Q2-24 FPAUM Rollforward $ in millions Credit Real Assets Private Equity Secondaries Other Businesses Total Q1-24 Ending Balance $189,826 $40,836 $12,565 $19,891 $3,998 $267,116 Commitments 6,081 1,224 — 606 1,081 8,992 Deployment/subscriptions/increase in leverage 7,185 865 25 40 154 8,269 Capital reductions (3,111) — — — — (3,111) Distributions (4,033) (563) — (132) (238) (4,966) Redemptions (1,173) (291) — — — (1,464) Net allocations among investment strategies 613 — — — (613) — Change in fund value 787 (38) (9) 3 31 774 Change in fee basis 913 (410) (316) 53 (1) 239 Q2-24 Ending Balance $197,088 $41,623 $12,265 $20,461 $4,412 $275,849 QoQ change $7,262 $787 $(300) $570 $414 $8,733 Q2-24 LTM FPAUM Rollforward $ in millions Credit Real Assets Private Equity Secondaries Other Businesses Total Q2-23 Ending Balance $169,428 $41,134 $11,277 $17,795 $2,775 $242,409 Acquisitions — — 1,692 — 55 1,747 Commitments 15,667 3,727 — 2,908 4,963 27,265 Deployment/subscriptions/increase in leverage 28,428 3,487 259 275 256 32,705 Capital reductions (7,651) (138) — — — (7,789) Distributions (11,657) (3,000) (38) (576) (598) (15,869) Redemptions (5,944) (1,531) (2) (1) — (7,478) Net allocations among investment strategies 3,276 — — 30 (3,306) — Change in fund value 3,935 (1,142) (28) (52) 597 3,310 Change in fee basis 1,606 (914) (895) 82 (330) (451) Q2-24 Ending Balance $197,088 $41,623 $12,265 $20,461 $4,412 $275,849 YoY change $27,660 $489 $988 $2,666 $1,637 $33,440

27 AUM and FPAUM by Strategy 1. AUM includes ARCC, IHAM and Senior Direct Lending Program ("SDLP") AUM of $30.0 billion, $10.6 billion and $3.8 billion, respectively. ARCC’s wholly owned portfolio company, IHAM, an SEC- registered investment adviser, manages 21 vehicles as of June 30, 2024. SDLP is a program co-managed by a subsidiary of Ares through which ARCC co-invests with Varagon Capital Partners. 2. Excludes $10.1 billion of AUM and $9.8 billion of FPAUM that is sub-advised by Ares vehicles and included within other strategies. As of June 30, 2024 $ in billions AUM % AUM FPAUM % FPAUM Credit Liquid Credit $46.6 14% $44.8 23% Alternative Credit 38.4 12 26.1 13 Opportunistic Credit 13.2 4 8.4 4 U.S. Direct Lending(1) 141.2 44 76.0 39 European Direct Lending 71.5 22 36.5 19 APAC Credit 11.9 3 5.3 2 Other 0.3 1 — — Credit $323.1 100% $197.1 100% Real Assets U.S. Real Estate Equity $29.1 43% $20.4 49% European Real Estate Equity 10.7 16 6.5 16 Real Estate Debt 11.7 17 3.4 8 Infrastructure Opportunities 6.8 10 5.3 13 Infrastructure Debt 9.4 14 6.0 14 Real Assets $67.7 100% $41.6 100% Private Equity Corporate Private Equity $21.3 87% $10.6 86% APAC Private Equity 3.3 13 1.7 14 Private Equity $24.6 100% $12.3 100% Secondaries Private Equity Secondaries $13.8 52% $12.0 59% Real Estate Secondaries 7.9 30 6.2 30 Infrastructure Secondaries 2.9 12 2.1 10 Credit Secondaries 1.7 6 0.1 1 Secondaries $26.3 100% $20.4 100% Other Businesses Insurance(2) $4.9 89% $4.3 98% Other 0.6 11 0.1 2 Other Businesses $5.5 100% $4.4 100% Total $447.2 $275.8 Insurance - FPAUM could be higher. AIS credit funds have fee basis on invested capital, so the reduction in AUM for Aspida in Insurance could be higher than FPAUM reduction 1. or sub-adviser for zero other vehicle

28 Credit Group Fund Performance Metrics The following table presents the performance data for funds that are not drawdown funds as of June 30, 2024: Note: Past performance is not indicative of future results. Return information presented may not reflect actual returns earned by investors in the applicable fund. Fund performance metrics for significant funds may be marked as “NMˮ as they may not be considered meaningful due to the limited time since the initial investment and/or early stage of capital deployment. Please refer to endnotes on slides 37-38 for additional information. * Denotes significant funds, which represent commingled funds that contributed at least 1% of total management fees or comprised at least 1% of Ares' total FPAUM for the past two consecutive quarters. All other funds included in the table were previously reported as significant funds. Returns(%) Year of Inception Quarter-to-Date Year-to-Date Since Inception(3) Primary Investment Strategy($ in millions) AUM Gross Net Gross Net Gross Net ARCC(4)* 2004 $29,991 N/A 2.9 N/A 7.0 N/A 12.1 U.S. Direct Lending CADC(5)* 2017 5,868 N/A 2.3 N/A 5.2 N/A 6.7 U.S. Direct Lending Open-ended core alternative credit fund(6)* 2021 5,029 3.4 2.6 6.5 4.8 10.8 8.0 Alternative Credit ASIF(5)* 2023 7,921 N/A 2.9 N/A 5.7 N/A 12.0 U.S. Direct Lending The following table presents the performance data for our drawdown funds as of June 30, 2024: Year of Inception Original Capital Commitments Capital Invested to Date Realized Value(7) Unrealized Value(8) Total Value MoIC IRR(%) Primary Investment Strategy($ in millions) AUM Gross(9) Net(10) Gross(11) Net(12) Funds Deploying Capital PCS II* 2020 $5,795 $5,114 $3,522 $538 $3,702 $4,240 1.2x 1.2x 11.8 7.9 U.S. Direct Lending ACE V Unlevered(13)* 2020 16,791 7,026 5,349 933 5,411 6,344 1.2x 1.2x 11.5 8.6 European Direct Lending ACE V Levered(13)* 6,376 4,848 1,229 4,943 6,172 1.4x 1.3x 16.8 12.2 ASOF II* 2021 7,901 7,128 4,725 13 5,370 5,383 1.2x 1.1x 15.4 10.5 Opportunistic Credit SDL II Unlevered* 2021 16,117 1,989 1,422 199 1,444 1,643 1.2x 1.2x 12.5 9.9 U.S. Direct Lending SDL II Levered* 6,047 4,047 910 4,144 5,054 1.3x 1.2x 20.4 15.5 Sixth European direct lending fund unlevered(14)* 2022 15,455 5,343 814 1 874 875 1.1x 1.1x NM NM European Direct Lending Sixth European direct lending fund levered(14)* 7,940 1,899 19 2,037 2,056 1.1x 1.1x NM NM SDL III Unlevered* 2023 19,506 2,511 — — 9 9 NM NM NM NM U.S. Direct Lending SDL III Levered* 10,974 — — 62 62 NM NM NM NM

29 Credit Group Fund Performance Metrics (cont'd) Note: Past performance is not indicative of future results. Return information presented may not reflect actual returns earned by investors in the applicable fund. Fund performance metrics for significant funds may be marked as “NMˮ as they may not be considered meaningful due to the limited time since the initial investment and/or early stage of capital deployment. Please refer to endnotes on slides 37-38 for additional information. * Denotes significant funds, which represent commingled funds that contributed at least 1% of total management fees or comprised at least 1% of Ares' total FPAUM for the past two consecutive quarters. All other funds included in the table were previously reported as significant funds. The following table presents the performance data for our drawdown funds as of June 30, 2024: Year of Inception Original Capital Commitments Capital Invested to Date Realized Value(7) Unrealized Value(8) Total Value MoIC IRR(%) Primary Investment Strategy($ in millions) AUM Gross(9) Net(10) Gross(11) Net(12) Funds Harvesting Investments SSF IV 2015 $1,303 $1,515 $1,402 $1,087 $1,119 $2,206 1.7x 1.6x 9.9 8.2 Opportunistic Credit ACE III(15) 2015 3,633 2,822 2,357 2,409 1,202 3,611 1.6x 1.5x 9.7 7.0 European Direct Lending SSG Fund IV 2016 896 1,181 1,731 1,441 597 2,038 1.3x 1.2x 13.2 8.0 APAC Credit PCS I 2017 3,145 3,365 2,653 2,251 1,546 3,797 1.5x 1.3x 11.8 8.4 U.S. Direct Lending SSG Fund V 2018 2,204 1,878 2,238 1,972 620 2,592 1.3x 1.2x 25.7 15.4 APAC Credit SDL I Unlevered* 2018 4,061 922 872 507 573 1,080 1.3x 1.2x 9.2 7.1 U.S. Direct Lending SDL I Levered* 2,045 2,022 1,458 1,295 2,753 1.5x 1.4x 15.2 11.4 ACE IV Unlevered(16)* 2018 9,935 2,851 2,253 972 1,897 2,869 1.4x 1.3x 8.2 5.9 European Direct Lending ACE IV Levered(16)* 4,819 3,820 2,253 3,018 5,271 1.5x 1.4x 11.5 8.2 ASOF I* 2019 3,915 3,518 3,135 2,136 2,854 4,990 1.8x 1.6x 22.5 17.2 Opportunistic Credit Pathfinder I* 2020 4,312 3,683 3,177 320 3,598 3,918 1.3x 1.2x 16.1 11.6 Alternative Credit

30 Note: Past performance is not indicative of future results. Return information presented may not reflect actual returns earned by investors in the applicable fund. Fund performance metrics for significant funds may be marked as “NMˮ as they may not be considered meaningful due to the limited time since the initial investment and/or early stage of capital deployment. Please refer to endnotes on slides 38-40 for additional information. * Denotes significant funds, which represent commingled funds that contributed at least 1% of total management fees or comprised at least 1% of Ares' total FPAUM for the past two consecutive quarters. All other funds included in the table were previously reported as significant funds. Real Assets Group Fund Performance Metrics The following table presents the performance data for funds that are not drawdown funds as of June 30, 2024: Returns(%) Year of Inception Quarter-to-Date Year-to-Date Since Inception(3) Primary Investment Strategy($ in millions) AUM Gross Net Gross Net Gross Net AREIT(4)* 2012 $5,329 N/A (1.4) N/A (4.2) N/A 6.0 U.S. Real Estate Equity AIREIT(5)* 2017 7,374 N/A 1.6 N/A (2.5) N/A 8.7 U.S. Real Estate Equity Open-ended industrial real estate fund(6)* 2017 4,694 1.5 1.2 (0.3) (0.7) 18.2 14.8 U.S. Real Estate Equity Year of Inception Original Capital Commitments Capital Invested to Date Realized Value(7) Unrealized Value(8) Total Value MoIC IRR(%) Primary Investment Strategy($ in millions) AUM Gross(9) Net(10) Gross(11) Net(12) Fund Deploying Capital IDF V(13)* 2020 $4,804 $4,585 $3,758 $706 $3,526 $4,232 1.2x 1.1x 12.8 10.0 Infrastructure Debt Funds Harvesting Investments USPF IV 2010 580 1,688 2,121 2,047 572 2,619 1.2x 1.1x 4.4 1.0 Infrastructure Opportunities US VIII 2013 192 824 842 1,496 137 1,633 1.9x 1.7x 20.6 16.8 U.S. Real Estate Equity EF IV(14) 2014 326 1,299 1,211 1,604 244 1,848 1.6x 1.4x 14.2 9.7 European Real Estate Equity EPEP II(15) 2015 168 747 644 660 154 814 1.3x 1.1x 10.2 6.4 European Real Estate Equity EIF V 2015 779 801 1,439 1,505 696 2,201 1.5x 1.7x 18.5 13.5 Infrastructure Opportunities US IX 2017 636 1,040 951 1,134 553 1,687 1.8x 1.5x 19.1 16.1 U.S. Real Estate Equity EF V(16) 2018 1,668 1,968 1,720 685 1,385 2,070 1.2x 1.1x 8.5 3.3 European Real Estate Equity IDF IV(17) 2018 2,617 4,012 4,491 2,765 2,391 5,156 1.2x 1.2x 6.8 5.7 Infrastructure Debt AREOF III 2019 1,563 1,697 1,415 658 1,123 1,781 1.3x 1.1x 15.0 7.5 U.S. Real Estate Equity The following table presents the performance data for our drawdown funds as of June 30, 2024:

31 Private Equity Group Fund Performance Metrics Note: Past performance is not indicative of future results. Return information presented may not reflect actual returns earned by investors in the applicable fund. Fund performance metrics for significant funds may be marked as “NMˮ as they may not be considered meaningful due to the limited time since the initial investment and/or early stage of capital deployment. Please refer to endnotes on slide 40 for additional information. * Denotes significant funds, which represent commingled funds that contributed at least 1% of total management fees or comprised at least 1% of Ares' total FPAUM for the past two consecutive quarters. All other funds included in the table were previously reported as significant funds. The following table presents the performance data for our drawdown funds as of June 30, 2024: Year of Inception Original Capital Commitments Capital Invested to Date Realized Value(4) Unrealized Value(5) Total Value MoIC IRR(%) Primary Investment Strategy($ in millions) AUM Gross(6) Net(7) Gross(8) Net(9) Fund Deploying Capital ACOF VI* 2020 $8,036 $5,743 $5,129 $773 $7,221 $7,994 1.5x 1.3x 24.5 17.8 Corporate Private Equity Funds Harvesting Investments ACOF IV 2012 1,101 4,700 4,319 9,191 935 10,126 2.3x 1.9x 19.1 13.9 Corporate Private Equity ACOF V* 2017 8,157 7,850 7,611 3,513 7,657 11,170 1.5x 1.3x 9.4 7.3 Corporate Private Equity AEOF 2018 586 1,120 977 112 487 599 0.6x 0.5x (11.6) (13.9) Corporate Private Equity

32 Secondaries Group Fund Performance Metrics Note: Past performance is not indicative of future results. Return information presented may not reflect actual returns earned by investors in the applicable fund. Fund performance metrics for significant funds may be marked as “NMˮ as they may not be considered meaningful due to the limited time since the initial investment and/or early stage of capital deployment. Please refer to the endnotes on slide 41 for additional information. For all funds within the Secondaries Group, returns are calculated from results of the underlying portfolio that are generally reported on a three month lag and may not include the impact of economic and market activities occurring in the current reporting period. * Denotes significant funds, which represent commingled funds that contributed at least 1% of total management fees or comprised at least 1% of Ares' total FPAUM for the past two consecutive quarters. All other funds included in the table were previously reported as significant funds. The following table presents the performance data for our drawdown funds as of June 30, 2024: Year of Inception Original Capital Commitments Capital Invested to Date Realized Value(4) Unrealized Value(5) Total Value MoIC IRR(%) Primary Investment Strategy($ in millions) AUM Gross(6) Net(7) Gross(8) Net(9) Funds Harvesting Investments LEP XV(10) 2013 $1,292 $3,250 $2,635 $3,077 $616 $3,693 1.6x 1.4x 16.6 11.4 Private Equity Secondaries LEP XVI(10)* 2016 4,540 4,896 3,806 2,022 3,048 5,070 1.5x 1.3x 22.4 14.7 Private Equity Secondaries LREF VIII(10) 2016 3,074 3,300 2,549 1,532 1,732 3,264 1.4x 1.3x 18.3 11.9 Real Estate Secondaries

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equity Real Estate Strategic Initiative s BUSINESS SECTOR PALETTE GENERAL PALETTE Reconciliation and Disclosures

34 Corporate Data Board of Directors Michael Arougheti Co-Founder, Chief Executive Officer and President of Ares Ashish Bhutani Former Chairman and Chief Executive Officer of Lazard Asset Management and Former Vice Chairman of Lazard Ltd Antoinette Bush Senior Advisor to News Corp Kipp deVeer Head of Credit Group Paul G. Joubert Founding Partner of EdgeAdvisors and Investing Partner in Converge Venture Partners David Kaplan Co-Founder Michael Lynton Chairman of Snap Inc. Eileen Naughton Former Chief People Officer and Vice President of People Operations at Google, Inc. Dr. Judy D. Olian President of Quinnipiac University Antony P. Ressler Co-Founder and Executive Chairman of Ares Bennett Rosenthal Co-Founder and Chairman of Private Equity Group Executive Officers Michael Arougheti Co-Founder, Chief Executive Officer and President Ryan Berry Chief Marketing and Strategy Officer Kipp deVeer Head of Credit Group David Kaplan Co-Founder Jarrod Phillips Chief Financial Officer Antony P. Ressler Co-Founder and Executive Chairman Bennett Rosenthal Co-Founder and Chairman of Private Equity Group Naseem Sagati Aghili General Counsel and Corporate Secretary Corporate Headquarters 2000 Avenue of the Stars 12th Floor Los Angeles, CA 90067 Tel: (310) 201-4100 Fax: (310) 201-4170 Corporate Counsel Kirkland & Ellis LLP Los Angeles, CA Independent Registered Public Accounting Firm Ernst & Young LLP Los Angeles, CA Research Coverage Autonomous Patrick Davitt (646) 561-6254 Bank of America Merrill Lynch Craig Siegenthaler (646) 855-5004 Barclays Benjamin Budish (212) 526-2418 Deutsche Bank Brian Bedell (212) 250-6600 Goldman Sachs Alexander Blostein (212) 357-9976 Jefferies Dan Fannon (415) 229-1523 JMP Securities Brian McKenna (212) 906-3545 JP Morgan Kenneth Worthington (212) 622-6613 Keefe, Bruyette & Woods Kyle Voigt (212) 887-7715 Morgan Stanley Michael Cyprys (212) 761-7619 Oppenheimer Chris Kotowski (212) 667-6699 RBC Capital Markets Kenneth Lee (212) 905-5995 TD Cowen Bill Katz (212) 468-7802 UBS Investment Bank Adam Beatty (212) 713-2481 Wolfe Research Steven Chubak (646) 582-9315 Investor Relations Contacts Greg Mason Partner/Co-Head of Public Markets Investor Relations Tel: (314) 282-2533 gmason@aresmgmt.com Carl Drake Partner/Senior Advisor to Public Markets Investor Relations and Corporate Communications Tel: (678) 538-1981 cdrake@aresmgmt.com Cameron Rudd Vice President Tel: (678) 538-1986 crudd@aresmgmt.com General IR Contact Tel (U.S.): (800) 340-6597 Tel (International): (212) 808-1101 IRARES@aresmgmt.com Please visit our website at: www.aresmgmt.com Securities Listing NYSE: ARES Transfer Agent Equiniti Trust Company, LLC

35 GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basis Three months ended June 30, Six months ended June 30, $ in thousands 2024 2023 2024 2023 Realized Income and Fee Related Earnings: Income before taxes $317,325 $381,969 $548,373 $623,091 Adjustments: Amortization of intangibles(1) 28,979 35,464 58,159 73,665 Depreciation expense 7,272 7,527 14,736 14,985 Equity compensation expense 88,234 62,284 180,655 130,988 Acquisition-related compensation expense(2) 5,435 600 10,939 1,242 Acquisition and merger-related expense 3,650 2,757 14,228 7,712 Placement fee adjustment (230) (3,744) 5,310 (6,976) Other (income) expense, net (11,430) 212 (11,299) 303 (Income) loss before taxes of non-controlling interests in consolidated subsidiaries (3,942) 3,786 (7,604) (1,885) Income before taxes of non-controlling interests in Consolidated Funds, net of eliminations (110,481) (67,762) (176,067) (94,933) Total performance (income) loss—unrealized 122,318 (288,220) 167,794 (415,933) Total performance related compensation—unrealized (107,182) 215,496 (171,696) 300,646 Total net investment (income) loss—unrealized 23,210 (38,159) 18,786 (66,403) Realized Income 363,158 312,210 652,314 566,502 Total performance income—realized (109,642) (140,635) (132,823) (171,771) Total performance related compensation—realized 68,996 99,109 82,152 122,968 Total investment (income) loss—realized 2,004 (4,538) 24,543 3,084 Fee Related Earnings $324,516 $266,146 $626,186 $520,783 Note: This table is a reconciliation of income before taxes on a GAAP basis to RI and FRE on an unconsolidated basis, which reflects the results of the reportable segments on a combined basis together with the OMG. The OMG’s revenues and expenses are not allocated to our reportable segments but management considers the cost structure of the OMG when evaluating our financial performance. Management uses this information to assess the performance of our reportable segments and OMG and believes that this information enhances the ability of stockholders to analyze our performance. 1. Amortization of intangibles for Q2-23 and YTD-23 include non-cash impairment charges of $5.1 million and $12.9 million, respectively. 2. Represents contingent obligations (earnouts) recorded in connection with the acquisitions of Infrastructure Debt and Crescent Point that are recorded as compensation expense. Note: This table is a reconciliation of income before taxes on a GAAP basis to RI and FRE on an unconsolidated basis, which reflects the results of the reportable segments on a combined basis together with the OMG. The OMG’s revenues and expenses are not allocated to our reportable segments but management considers the cost structure of the OMG when evaluating our financial performance. Management uses this information to assess the performance of our reportable segments and OMG and believes that this information enhances the ability of stockholders to analyze our performance. 1. For Q2-24, Q2-23, and YTD-24, YTD-23, equity compensation expense was attributable to the following: (i) IPO awards and other non-recurring awards of $26.5 million, $14.8 million and $47.9 million, $52.9 million, respectively; (ii) annual bonus awards of $21.8 million, $26.3 million and $59.6 million, $62.0 million, respectively; and (iii) annual discretionary awards of $39.9 million, $28.2 million and $73.2 million, $101.1 million, respectively 2. Q1-21 LTM includes a $0.0 million### T 3. The contingent liability was excluded from the purchase consideration and resulted in a mismatch between the consideration transferred and net assets recognized. 1. Represents a component of the purchase price from realized performance income associated with one-time contingent consideration recorded in connection with the Black Creek acquisition. 100% of the realized performance income earned in 2021 is presented in incentive fees reported in accordance with GAAP, of which 50% is included on an unconsolidated basis. 1. For YTD-24, amortization of intangibles includes non-cash impairment charges of ### related to our decision to rebrand Ares SSG to Ares Asia and to discontinue the ongoing use of the SSG trade name. 1. Includes a $42.3 million bargain purchase gain recognized in connection with the Black Creek Acquisition. The bargain purchase gain is related to the contingent liability established with the Black Creek Acquisition that was excluded from the purchase consideration. 2. For Q2-24, Q2-23, and YTD-24, YTD-23, equity compensation expense was attributable to the following: (i) non-recurring awards of $26.5 million, $14.8 million and $47.9 million, $52.9 million, respectively; (ii) annual bonus awards of $21.8 million, $26.3 million and $59.6 million, $62.0 million, respectively; and (iii) annual discretionary awards of $39.9 million, $28.2 million and $73.2 million, $101.1 million, respectively.

36 GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basis (cont'd) Note: These tables reconcile consolidated carried interest allocation and incentive fees reported in accordance with GAAP to unconsolidated realized performance income and consolidated GAAP other income to unconsolidated realized net investment income. These reconciliations show the results of the reportable segments on a combined basis together with the OMG. The OMG’s revenues and expenses are not allocated to our reportable segments but management considers the cost structure of the OMG when evaluating our financial performance. Management uses this information to assess the performance of our reportable segments and OMG and believes that this information enhances the ability of stockholders to analyze our performance. Three months ended June 30, Six months ended June 30, $ in thousands 2024 2023 2024 2023 Performance income and net investment income reconciliation: Carried interest allocation $(51,167) $418,466 $(83,645) $569,954 Incentive fees 47,734 7,950 56,401 16,873 Carried interest allocation and incentive fees (3,433) 426,416 (27,244) 586,827 Performance income (loss)—realized from Consolidated Funds — — (3) 138 Fee related performance revenues (21,567) (854) (25,284) (4,725) Total performance (income) loss—unrealized 133,845 (284,274) 185,249 (408,580) Performance (income) loss of non-controlling interests in consolidated subsidiaries 797 (653) 105 (1,889) Performance income—realized $109,642 $140,635 $132,823 $171,771 Total consolidated other income $93,187 $126,421 $155,365 $182,817 Net investment income from Consolidated Funds (109,559) (157,426) (188,634) (224,794) Principal investment income (loss) 603 65,242 (2,063) 100,699 Other expense (income), net (11,430) 212 (11,299) 303 Other expense of non-controlling interests in consolidated subsidiaries 1,985 8,248 3,302 4,294 Investment loss (income)—unrealized 22,471 (43,939) 18,786 (72,924) Interest and other investment loss—unrealized 739 5,780 — 6,521 Total realized net investment income (loss) $(2,004) $4,538 $(24,543) $(3,084)

37 The tables for each of the investment group highlights on slides 14-17 are a financial summary only and segment results are shown before the unallocated support costs of the Operations Management Group. Please refer to “Financial Details - Segmentsˮ on slides 19-20 for complete financial results. Credit Group 1. The Credit Group had ~575 investment and investor relations professionals, ~285 active funds, ~1,800 portfolio companies and ~1,500 alternative credit investments as of June 30, 2024. 2. Composite returns are calculated by asset-weighting the underlying fund-level time-weighted returns. Returns include the reinvestment of income and other earnings from securities or other investments and reflect the deduction of all trading expenses. Gross time-weighted returns do not reflect the deduction of management fees, carried interest, as applicable, or other expenses, while net time-weighted returns are after giving effect to these items. We believe aggregated performance returns reflect overall quarterly performance returns in a strategy, but are not necessarily investable funds or products themselves. Additional information for performance by strategy is as follows: • Performance for the alternative credit strategy is represented by Pathfinder I. The net returns were 2.5% for Q2-24 and 8.1% for Q2-24 LTM. • Performance for the opportunistic credit strategy is represented by the composite made up of ASOF I and ASOF II. The net fund-level returns were (0.6)% for Q2-24 and 7.4% for Q2-24 LTM. • Performance for the U.S. senior direct lending strategy is represented by the composite made up of SDL I and SDL II levered feeder funds. The net returns were 3.3% for Q2-24 and 15.8% for Q2-24 LTM. The gross and net returns for the composite made up of the SDL I and SDL II unlevered feeder funds were 2.9% and 2.3% for Q2-24, respectively, and 13.4% and 10.7% for Q2-24 LTM, respectively. • Performance for the U.S. junior direct lending strategy is represented by the composite made up of PCS I and PCS II. The net returns were 2.1% for Q2-24 and 11.6% for Q2-24 LTM. • Performance for the European direct lending strategy is represented by the composite made up of ACE III, ACE IV and ACE V levered Euro-denominated feeder funds. Returns presented on slide 14 for the European direct lending composite are Euro-denominated as this is the base denomination of the funds. The net returns were 2.6% for Q2-24 and 8.6% for Q2-24 LTM. The gross and net returns for the composite made up of ACE III, ACE IV and ACE V U.S. dollar denominated feeder funds were 3.4% and 2.5% for Q2-24, respectively, and 12.4% and 9.1% for Q2-24 LTM, respectively. • Performance for the APAC credit strategy is represented by the composite made up of SSG V and SSG VI. The net returns were 4.0% for Q2-24 and 21.3% for Q2-24 LTM. 3. Since inception returns are annualized. 4. Returns are time-weighted rates of return and include the reinvestment of income and other earnings from securities or other investments and reflect the deduction of all trading expenses. Net returns are calculated using the fund’s NAV and assume dividends are reinvested at the closest quarter-end NAV to the relevant quarterly ex-dividend dates. Additional information related to ARCC can be found in its filings with the SEC, which are not part of this report. 5. Returns are time-weighted rates of return and include the reinvestment of income and other earnings from securities or other investments and reflect the deduction of all trading expenses. Returns are shown for institutional share class. Shares of other classes may have lower returns due to higher selling commissions and fees. Net returns are calculated using the fund’s NAV and assume distributions are reinvested at the NAV on the date of distribution. Additional information related to CADC and ASIF can be found in its filings with the SEC, which are not part of this report. 6. Returns are time-weighted rates of return and include the reinvestment of income and other earnings from securities or other investments and reflect the deduction of all trading expenses. The fund is made up of a Main Class (“Class Mˮ) and a Constrained Class (“Class Cˮ). Class M includes investors electing to participate in all investments and Class C includes investors electing to be excluded from exposure to liquid investments. Returns presented in the table are for onshore Class M. The current quarter gross and net returns for Class M (offshore) are 3.1% and 2.0%, respectively. The year-to- date gross and net returns for Class M (offshore) are 6.3% and 4.3%, respectively. The since inception gross and net returns for Class M (offshore) are 10.6% and 7.5%, respectively. The current quarter gross and net returns for Class C (offshore) are 3.2% and 2.3%, respectively. The year-to-date gross and net returns for Class C (offshore) are 5.6% and 4.0%, respectively. The since inception gross and net returns for Class C (offshore) are 10.6% and 7.5%, respectively. 7. For funds other than our opportunistic credit funds, realized value represent the sum of all cash distributions to all partners and if applicable, exclude tax and incentive distributions made to the general partner. For our opportunistic credit funds, realized value represent the sum of all cash distributions to the fee-paying limited partners and if applicable, exclude tax and incentive distributions made to the general partner. 8. Unrealized value represents the fund's NAV reduced by the accrued incentive allocation, if applicable. There can be no assurance that unrealized values will be realized at the valuations indicated. For funds other than our opportunistic credit funds, the unrealized value is based on all partners. For our opportunistic credit funds, the unrealized value is based on the fee-paying limited partners. 9. The gross multiple of invested capital (“MoICˮ) is calculated at the fund-level and is based on the interests of the fee-paying limited partners and if applicable, excludes interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or carried interest. The gross MoIC is before giving effect to management fees, carried interest and other expenses, as applicable, but after giving effect to credit facility interest expenses, as applicable. The funds may utilize a credit facility during the investment period and for general cash management purposes. Early in the life of a fund, the gross fund-level MoICs would generally have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 10. The net MoIC is calculated at the fund-level and is based on the interests of the fee-paying limited partners and if applicable, excludes those interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or carried interest. The net MoIC is after giving effect to management fees and carried interest, other expenses and credit facility interest expenses, as applicable. The funds may utilize a credit facility during the investment period and for general cash management purposes. Early in the life of a fund, the net fund-level MoICs would generally have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 11. The gross IRR is an annualized since inception gross internal rate of return of cash flows to and from the fund and the fund’s residual value at the end of the measurement period. Gross IRR reflects returns to the fee-paying limited partners and, if applicable, excludes interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or carried interest. The cash flow dates used in the gross IRR calculation are based on the actual dates of the cash flows. The gross IRRs are calculated before giving effect to management fees, carried interest and other expenses, as applicable, but after giving effect to credit facility interest expenses, as applicable. The funds may utilize a credit facility during the investment period and for general cash management purposes. Gross fund-level IRRs would generally have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 12. The net IRR is an annualized since inception net internal rate of return of cash flows to and from the fund and the fund’s residual value at the end of the measurement period. Net IRRs reflect returns to the fee-paying limited partners and, if applicable, exclude interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or carried interest. The cash flow dates used in the net IRR calculations are based on the actual dates of the cash flows. The net IRRs are calculated after giving effect to management fees and carried interest, other expenses and credit facility interest expenses, as applicable. The funds may utilize a credit facility during the investment period and for general cash management purposes. Net fund-level IRRs would generally have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. Investment Group Highlights and Fund Performance Endnotes

38 Credit Group (cont’d) 13. ACE V is made up of four parallel funds, two denominated in Euros and two denominated in pound sterling: ACE V (E) Unlevered, ACE V (G) Unlevered, ACE V (E) Levered, and ACE V (G) Levered, and two feeder funds: ACE V (D) Levered and ACE V (Y) Unlevered. ACE V (E) Levered includes the ACE V (D) Levered feeder fund and ACE V (E) Unlevered includes the ACE V (Y) Unlevered feeder fund. The gross and net IRR and gross and net MoIC presented in the table are for ACE V (E) Unlevered and ACE V (E) Levered. Metrics for ACE V (E) Levered exclude the ACE V (D) Levered feeder fund and metrics for ACE V (E) Unlevered exclude the ACE V (Y) Unlevered feeder fund. The gross and net IRR for ACE V (G) Unlevered are 13.2% and 9.9%, respectively. The gross and net MoIC for ACE V (G) Unlevered are 1.3x and 1.2x, respectively. The gross and net IRR for ACE V (G) Levered are 17.6% and 12.9%, respectively. The gross and net MoIC for ACE V (G) Levered are 1.4x and 1.3x, respectively. The gross and net IRR for ACE V (D) Levered are 16.1% and 12.1%, respectively. The gross and net MoIC for ACE V (D) Levered are 1.3x and 1.3x, respectively. The gross and net IRR for ACE V (Y) Unlevered are 12.6% and 9.3%, respectively. The gross and net MoIC for ACE V (Y) Unlevered are 1.3x and 1.2x, respectively. Original capital commitments are converted to U.S. dollars at the prevailing exchange rate at the time of the fund's closing. All other values for ACE V Unlevered and ACE V Levered are for the combined levered and unlevered parallel funds and are converted to U.S. dollars at the prevailing quarter-end exchange rate. 14. Our sixth European direct lending fund is made up of six parallel funds, four denominated in Euros and two denominated in pound sterling: sixth European direct lending fund (E) unlevered, sixth European direct lending fund (E) II unlevered, sixth European direct lending fund (G) unlevered, sixth European direct lending fund (E) levered, sixth European direct lending fund (E) II levered, and sixth European direct lending fund (G) levered, and three feeder funds: sixth European direct lending fund (D) levered, sixth European direct lending fund (Y) unlevered and sixth European direct lending fund (D) rated notes. Sixth European direct lending fund (E) II levered includes sixth European direct lending fund (D) levered feeder fund and sixth European direct lending fund (E) II unlevered includes sixth European direct lending fund (Y) unlevered and sixth European direct lending fund (D) rated notes feeder funds. The gross and net MoIC presented in the table are for sixth European direct lending fund (E) unlevered and sixth European direct lending fund (E) levered. Metrics for sixth European direct lending fund (E) II levered exclude the sixth European direct lending fund (D) levered feeder fund and metrics for sixth European direct lending fund (E) II unlevered exclude the sixth European direct lending fund (Y) unlevered and sixth European direct lending fund (D) rated notes feeder funds. The gross and net MoIC for sixth European direct lending fund (G) unlevered are 1.1x and 1.1x, respectively. The gross and net MoIC for sixth European direct lending fund (G) levered are 1.1x and 1.0x, respectively. The gross and net MoIC for sixth European direct lending fund (E) II unlevered are 1.1x and 1.1x, respectively. The gross and net MoIC for sixth European direct lending fund (E) II levered are 1.1x and 1.1x, respectively. The gross and net MoIC for sixth European direct lending fund (D) levered are 1.1x and 1.1x, respectively. The gross and net MoIC for sixth European direct lending fund (Y) unlevered are 1.1x and 1.1x, respectively. The gross and net MoIC for sixth European direct lending fund (D) rated notes are 1.1x and 1.1x, respectively. Original capital commitments are converted to U.S. dollars at the prevailing exchange rate at the time of the fund's closing. All other values for sixth European direct lending fund unlevered and sixth European direct lending fund levered are for the combined levered and unlevered parallel funds and are converted to U.S. dollars at the prevailing quarter-end exchange rate. 15. ACE III is made up of two feeder funds, one denominated in U.S. dollars and one denominated in Euros. The gross and net IRR and MoIC presented in the table are for the Euro denominated feeder fund. The gross and net IRR for the U.S. dollar denominated feeder fund are 10.5% and 7.6%, respectively. The gross and net MoIC for the U.S. dollar denominated feeder fund are 1.7x and 1.5x, respectively. Original capital commitments are converted to U.S. dollars at the prevailing exchange rate at the time of the fund’s closing. All other values for ACE III are for the combined fund and are converted to U.S. dollars at the prevailing quarter-end exchange rate. 16. ACE IV is made up of four parallel funds, two denominated in Euros and two denominated in pound sterling: ACE IV (E) Unlevered, ACE IV (G) Unlevered, ACE IV (E) Levered and ACE IV (G) Levered and one feeder fund: ACE IV (D) Levered. ACE IV (E) Levered includes the ACE IV (D) Levered feeder fund. The gross and net IRR and MoIC presented in the table are for ACE IV (E) Unlevered and ACE IV (E) Levered. Metrics for ACE IV (E) Levered exclude the U.S. dollar denominated feeder fund. The gross and net IRR for ACE IV (G) Unlevered are 9.8% and 7.1%, respectively. The gross and net MoIC for ACE IV (G) Unlevered are 1.4x and 1.3x, respectively. The gross and net IRR for ACE IV (G) Levered are 12.8% and 9.1%, respectively. The gross and net MoIC for ACE IV (G) Levered are 1.6x and 1.4x, respectively. The gross and net IRR for ACE IV (D) Levered are 13.0% and 9.5%, respectively. The gross and net MoIC for ACE IV (D) Levered are 1.6x and 1.4x, respectively. Original capital commitments are converted to U.S. dollars at the prevailing exchange rate at the time of the fund’s closing. All other values for ACE IV Unlevered and ACE IV Levered are for the combined levered and unlevered parallel funds and are converted to U.S. dollars at the prevailing quarter-end exchange rate. Real Assets Group 1. The Real Assets Group had ~355 investment and investor relations professionals, ~510 properties, ~95 infrastructure assets and ~70 active funds and related co-investment vehicles as of June 30, 2024. 2. Gross time-weighted returns do not reflect the deduction of management fees, carried interest, or other expenses, as applicable, while net time-weighted returns are after giving effect to these items. We believe aggregated performance returns reflect overall quarterly performance returns in a strategy, but are not necessarily investable funds or products themselves. Additional information for performance by strategy is as follows: • Performance for the U.S. real estate equity strategy is represented by the composite made up of DEV II, AREOF III, US VIII, US IX and US X. The net returns were 1.0% for Q2-24 and 0.8% for Q2-24 LTM. • Performance for the European real estate equity strategy is represented by the composite made up of EPEP II, EPEP III, EF IV and EF V. EF IV and EF V are each made up of two feeder funds, one denominated in U.S. dollars and one denominated in Euros. Returns presented on slide 15 for European real estate equity are shown for the Euro-denominated composite as this is the base denomination of the funds. The net returns were (1.8)% for Q2-24 and (5.0)% for Q2-24 LTM. The gross and net returns for the U.S. dollar denominated feeder fund for European real estate equity were (2.8)% and (2.3)% for Q2-24, respectively, and (5.9)% and (5.6)% for Q2-24 LTM, respectively. • Performance for the infrastructure debt strategy is represented by the composite made up of U.S. dollar denominated hedged feeder funds for IDF III, IDF IV and IDF V. The net returns were 2.8% for Q2-24 and 9.2% for Q2-24 LTM. 3. Since inception returns are annualized. 4. Performance is measured by total return, which includes income and appreciation and reinvestment of all distributions for the respective time period. Returns are shown for institutional share class. Shares of other classes may have lower returns due to higher selling commissions and fees. Actual individual stockholder returns will vary. Net returns are calculated using the fund’s NAV and assume distributions are reinvested at the NAV on the date of distribution. The inception date used in the calculation of the since inception return is the date in which the first shares of common stock were sold after converting to a NAV-based REIT. Additional information related to AREIT can be found in its filings with the SEC, which are not part of this report. Investment Group Highlights and Fund Performance Endnotes (cont'd)

39 Investment Group Highlights and Fund Performance Endnotes (cont'd) Real Assets Group (cont’d) 5. Performance is measured by total return, which includes income and appreciation and reinvestment of all distributions for the respective time period. Returns are shown for institutional share class. Shares of other classes may have lower returns due to higher selling commissions and fees. Actual individual stockholder returns will vary. Net returns are calculated using the fund’s NAV and assume distributions are reinvested at the NAV on the date of distribution. Additional information related to AIREIT can be found in its filings with the SEC, which are not part of this report. 6. Returns are time-weighted rates of return and include the reinvestment of income and other earnings from securities or other investments and reflect the deduction of all trading expenses. Gross returns do not reflect the deduction of management fees, incentive fees, as applicable, or other expenses. Net returns are calculated by subtracting the applicable management fees, incentive fees, as applicable and other expenses from the gross returns on a quarterly basis. 7. For the real estate and infrastructure debt funds, realized value represents distributions of operating income, sales and financing proceeds received. For the infrastructure opportunities funds, realized value represents the sum of all cash dividends, interest income, other fees and cash proceeds from realizations of interests in portfolio investments. Realized value excludes any proceeds related to bridge financings. 8. Unrealized value represents the fund's NAV reduced by the accrued incentive allocation, if applicable. There can be no assurance that unrealized values will be realized at the valuations indicated. 9. The gross MoIC is calculated at the fund-level and is based on the interests of the fee-paying limited partners and if applicable, excludes interests attributable to the non-fee paying limited partners and/ or the general partner which does not pay management fees or carried interest. The gross MoIC is before giving effect to management fees, carried interest, as applicable, and other expenses, but after giving effect to credit facility interest expenses, as applicable. The funds may utilize a credit facility during the investment period and for general cash management purposes. Early in the life of a fund, the gross fund-level MoICs would generally have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 10. The net MoIC is calculated at the fund-level and is based on the interests of the fee-paying limited partners and, if applicable, excludes interests attributable to the non fee-paying limited partners and/or the general partner which does not pay management fees or carried interest. The net MoIC is after giving effect to management fees, carried interest, as applicable, credit facility interest expense, as applicable, and other expenses. The funds may utilize a credit facility during the investment period and for general cash management purposes. Early in the life of a fund, the net fund-level MoICs would generally have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 11. The gross IRR is an annualized since inception gross internal rate of return of cash flows to and from the fund and the fund’s residual value at the end of the measurement period. Gross IRR reflects returns to the fee-paying limited partners and, if applicable, excludes interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or carried interest. The cash flow dates used in the gross IRR calculation are based on the actual dates of the cash flows. The gross IRRs are calculated before giving effect to management fees, carried interest and other expenses, but after giving effect to credit facility interest expenses, as applicable. The funds may utilize a credit facility during the investment period and for general cash management purposes. Gross fund-level IRRs would generally have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 12. The net IRR is an annualized since inception net internal rate of return of cash flows to and from the fund and the fund’s residual value at the end of the measurement period. Net IRRs reflect returns to the fee-paying limited partners and, if applicable, exclude interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or carried interest. The cash flow dates used in the net IRR calculations are based on the actual dates of the cash flows. The net IRRs are calculated after giving effect to management fees and carried interest, other expenses and credit facility interest expenses, as applicable. The funds may utilize a credit facility during the investment period and for general cash management purposes. Net fund-level IRRs would generally have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 13. IDF V is made up of U.S. Dollar hedged, Euro unhedged, GBP hedged, Yen hedged, and single investor parallel funds. The gross and net IRR and MoIC presented in the table are for the U.S. Dollar hedged parallel fund. The gross and net IRR for the single investor U.S. Dollar parallel fund are 10.1% and 7.7%, respectively. The gross and net MoIC for the single investor U.S. Dollar parallel fund are 1.2x and 1.1x, respectively. The gross and net IRR for the Euro unhedged parallel fund are 12.6% and 9.7%, respectively. The gross and net MoIC for the Euro unhedged parallel fund are 1.2x and 1.1x, respectively. The gross and net IRR for the GBP hedged parallel fund are 12.3% and 9.2%, respectively. The gross and net MoIC for the GBP hedged parallel fund are 1.1x and 1.1x, respectively. The gross and net IRR for the Yen hedged parallel fund are 10.6% and 7.5%, respectively. The gross and net MoIC for the Yen hedged parallel fund are 1.1x and 1.1x, respectively. Original capital commitments are converted to U.S. Dollars at the prevailing exchange rate at the time of fund's closing. All other values for IDF V are for the combined fund and are converted to U.S. Dollars at the prevailing quarter-end exchange rate. 14. EF IV is made up of two parallel funds, one denominated in U.S. Dollars and one denominated in Euros. The gross and net MoIC presented in the table are for the Euro denominated parallel fund. The gross and net MoIC for the U.S. Dollar denominated parallel fund are 1.6x and 1.3x, respectively. The gross and net IRR for the U.S. Dollar denominated parallel fund are 14.0% and 10.2%, respectively. Original capital commitments are converted to U.S. Dollars at the prevailing exchange rate at the time of fund's closing. All other values for EF IV are for the combined fund and are converted to U.S. Dollars at the prevailing quarter-end exchange rate. 15. EPEP II is made up of dual currency investors and Euro currency investors. The gross and net MoIC and gross and net IRR presented in the table are for dual currency investors as dual currency investors represent the largest group of investors in the fund. Multiples exclude foreign currency gains and losses since dual currency investors fund capital contributions and receive distributions in local deal currency (GBP or EUR) and therefore, do not realize foreign currency gains or losses. The gross and net IRRs for the euro currency investors, which include foreign currency gains and losses, are 10.4% and 6.5%, respectively. The gross and net MoIC for the euro currency investors are 1.3x and 1.1x, respectively. Original capital commitments are converted to U.S. Dollars at the prevailing exchange rate at the time of fund's closing. All other values for EPEP II are for the combined fund and are converted to U.S. Dollars at the prevailing quarter-end exchange rate. 16. EF V is made up of two parallel funds, one denominated in U.S. dollars and one denominated in Euros. The gross and net IRR and MoIC presented in the table are for the Euro denominated parallel fund. The gross and net MoIC for the U.S. Dollar denominated parallel fund are 1.2x and 1.1x, respectively. The gross and net IRR for the U.S. Dollar denominated parallel fund are 8.1% and 5.0%, respectively. Original capital commitments are converted to U.S. dollars at the prevailing exchange rate at the time of fund's closing. All other values for EF V are for the combined fund and are converted to U.S. dollars at the prevailing quarter-end exchange rate.

40 Real Assets Group (cont’d) 17. IDF IV is made up of U.S. Dollar hedged, U.S. Dollar unhedged, Euro unhedged, Yen hedged parallel funds and a single investor U.S. Dollar parallel fund. The gross and net IRR and MoIC presented in the table are for the U.S. Dollar hedged parallel fund. The gross and net IRR for the U.S. Dollar unhedged parallel fund are 6.4% and 5.0%, respectively. The gross and net MoIC for the U.S. Dollar unhedged parallel fund are 1.2x and 1.1x, respectively. The gross and net IRR for the Euro unhedged parallel fund are 6.6% and 5.3%, respectively. The gross and net MoIC for the Euro unhedged parallel fund are 1.2x and 1.2x, respectively. The gross and net IRR for the Yen hedged parallel fund are 3.8% and 2.5%, respectively. The gross and net MoIC for the Yen hedged parallel fund are 1.1x and 1.1x, respectively. The gross and net IRR for the single investor U.S. Dollar parallel fund are 5.0% and 3.9%, respectively. The gross and net MoIC for the single investor U.S. Dollar parallel fund are 1.1x and 1.1x, respectively. Original capital commitments are converted to U.S. Dollars at the prevailing exchange rate at the time of fund's closing. All other values for IDF IV are for the combined fund and are converted to U.S. Dollars at the prevailing quarter-end exchange rate. Private Equity Group 1. The Private Equity Group had ~80 investment and investor relations professionals, ~65 portfolio companies and ~60 active funds and related co-investment vehicles as of June 30, 2024. 2. Includes results of Crescent Point following the acquisition close date of October 2, 2023. 3. All returns are gross fund-level time-weighted rates of return and include the reinvestment of income and other earnings from securities or other investments, and also reflect the deduction of all trading expenses. Gross time-weighted returns do not reflect the deduction of management fees, carried interest, or other expenses, as applicable, while net time-weighted returns are after giving effect to these items. We believe aggregated performance returns reflect overall quarterly performance returns in a strategy, but are not necessarily investable funds or products themselves. Additional information for performance by strategy is as follows: • Performance for the corporate private equity strategy is represented by the composite made up of ACOF V and ACOF VI. The net fund-level returns were 1.1% for Q2-24 and 3.2% for Q2-24 LTM. 4. Realized value represents the sum of all cash dividends, interest income, other fees and cash proceeds from realizations of interests in portfolio investments. Realized value excludes any proceeds related to bridge financings. 5. Unrealized value represents the fair market value of remaining investments. Unrealized value does not take into account any bridge financings. There can be no assurance that unrealized investments will be realized at the valuations indicated. 6. The gross MoIC is calculated at the fund-level and is based on the interests of the fee-paying limited partners and if applicable, excludes interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or carried interest. The gross MoIC is before giving effect to management fees, carried interest, as applicable, and other expenses, but after giving effect to credit facility interest expenses, as applicable. The gross MoICs are also calculated before giving effect to any bridge financings. The funds may utilize a credit facility during the investment period and for general cash management purposes. Early in the life of a fund, the gross fund-level MoICs would generally have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 7. The net MoIC is calculated at the fund-level. The net MoIC is based on the interests of the fee-paying limited partners and if applicable, excludes interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or performance fees. The net MoIC is after giving effect to management fees, carried interest, as applicable, and other expenses. The net MoICs are also calculated before giving effect to any bridge financings. Inclusive of bridge financings, the net MoIC would be 1.8x for ACOF IV, 1.3x for ACOF V, 1.3x for ACOF VI and 0.5x for AEOF. The funds may utilize a credit facility during the investment period and for general cash management purposes. Early in the life of a fund, the net fund-level MoICs would generally have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 8. The gross IRR is an annualized since inception gross internal rate of return of cash flows to and from the fund and the fund’s residual value at the end of the measurement period. Gross IRRs reflect returns to the fee-paying limited partners and, if applicable, excludes interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or carried interest. The cash flow dates used in the gross IRR calculation are based on the actual dates of the cash flows. The gross IRRs are calculated before giving effect to management fees, carried interest, as applicable, and other expenses, but after giving effect to credit facility interest expenses, as applicable. The gross IRRs are also calculated before giving effect to any bridge financings. The funds may utilize a credit facility during the investment period and for general cash management purposes. Gross fund-level IRRs would generally have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 9. The net IRR is an annualized since inception net internal rate of return of cash flows to and from the fund and the fund’s residual value at the end of the measurement period. Net IRRs reflect returns to the fee-paying limited partners and if applicable, exclude interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or carried interest. The cash flow dates used in the net IRR calculation are based on the actual dates of the cash flows. The net IRRs are calculated after giving effect to management fees, carried interest as applicable, and other expenses and exclude commitments by the general partner and Schedule I investors who do not pay either management fees or carried interest. The funds may utilize a credit facility during the investment period and for general cash management purposes. Net fund-level IRRs would generally have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. The net IRRs are also calculated before giving effect to any bridge financings. Inclusive of bridge financings, the net IRRs would be 13.9% for ACOF IV, 7.5% for ACOF V, 16.8% for ACOF VI and (13.9)% for AEOF. Investment Group Highlights and Fund Performance Endnotes (cont'd)

41 Secondaries Group 1. The Secondaries Group had ~100 investment and investor relations professionals, ~815 underlying limited partnership interests and ~80 active funds and related co-investment vehicles as of June 30, 2024. 2. Performance is measured by total return, which includes income and appreciation and reinvestment of all distributions for the respective time period. Returns are shown for institutional share class. Shares of other classes may have lower returns due to higher selling commissions and fees. Actual individual stockholder returns will vary. Net returns are calculated using the fund’s NAV and assume distributions are reinvested at the NAV on the date of distribution. Additional information related to APMF can be found in its filings with the SEC, which are not part of this report. 3. Gross time-weighted returns do not reflect the deduction of management fees, carried interest, or other expenses, as applicable, while net time-weighted returns are after giving effect to these items. For all funds in the Secondaries Group, returns are calculated from results of the underlying portfolio that are generally reported on a three month lag and may not include the impact of economic and market activities occurring in the current reporting period. Additional information for performance by strategy is as follows: • Performance for the private equity secondaries is represented by the composite made up of LEP XVI and LEP XVII. The net returns were (1.4)% for Q2-24 and (2.6)% for Q2-24 LTM. • Performance for the real estate secondaries strategies is represented by LREF VIII. The net returns were (1.7)% for Q2-24 and (7.7)% for Q2-24 LTM. 4. Realized value represents the sum of all cash distributions to all limited partners and if applicable, exclude tax and incentive distributions made to the general partner. 5. Unrealized value represents the limited partners’ share of fund’s NAV reduced by the accrued incentive allocation, if applicable. There can be no assurance that unrealized values will be realized at the valuations indicated. 6. The gross MoIC is calculated at the fund-level and is based on the interests of all partners. If applicable, limiting the gross MoIC to exclude interests attributable to the non-fee paying limited partners and/or the general partner who does not pay management fees or carried interest would have no material impact on the result. The gross MoIC is before giving effect to management fees, carried interest, as applicable, and other expenses, but after giving effect to credit facility interest expenses, as applicable. The funds may utilize a short-term credit facility for general cash management purposes, as well as a long-term credit facility as permitted by the respective fund’s governing documentation. The gross fund-level MoIC would have generally been lower had such fund called capital from its partners instead of utilizing the credit facility. 7. The net MoIC is calculated at the fund-level and is based on the interests of the fee-paying limited partners and if applicable, excludes those interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or carried interest. The net MoIC is after giving effect to management fees and other expenses, carried interest and credit facility interest expense, as applicable. The funds may utilize a short-term credit facility for general cash management purposes, as well as a long-term credit facility as permitted by the respective fund’s governing documentation. The net fund-level MoICs would generally have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 8. The gross IRR is an annualized since inception gross internal rate of return of cash flows to and from the fund and the fund’s residual value at the end of the measurement period. Gross IRR reflects returns to all partners. If applicable, limiting the gross IRR to exclude interests attributable to the non-fee paying limited partners and/or the general partner who does not pay management fees or carried interest would have no material impact on the result. The cash flow dates used in the gross IRR calculation are based on the actual dates of the cash flows. The gross IRRs are calculated before giving effect to management fees, carried interest, as applicable, and other expenses, but after giving effect to credit facility interest expenses, as applicable. The funds may utilize a short-term credit facility for general cash management purposes, as well as a long-term credit facility as permitted by the respective fund’s governing documents. The gross fund-level IRR would generally have been lower had such fund called capital from its partners instead of utilizing the credit facility. 9. The net IRR is an annualized since inception net internal rate of return of cash flows to and from the fund and the fund’s residual value at the end of the measurement period. Net IRRs reflect returns to the fee-paying limited partners and, if applicable, exclude interests attributable to the non-fee paying limited partners and/or the general partner who does not pay management fees or carried interest. The cash flow dates used in the net IRR calculations are based on the actual dates of the cash flows. The net IRRs are calculated after giving effect to management fees and other expenses, carried interest and credit facility interest expenses, as applicable. The funds may utilize a short-term credit facility for general cash management purposes, as well as a long-term credit facility as permitted by the respective fund’s governing documents. Net fund-level IRRs would generally have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 10. The results of each fund is presented on a combined basis with the affiliated parallel funds or accounts, given that the investments are substantially the same. Investment Group Highlights and Fund Performance Endnotes (cont'd)

42 Glossary Ares Operating Group Entities Ares Operating Group entities or an “AOG Entityˮ refers to, collectively, Ares Holdings, L.P. (“Ares Holdingsˮ) and any future entity designated by our board of directors in its sole discretion as an Ares Operating Group entity. Ares Operating Group Unit Ares Operating Group Unit or an “AOG Unitˮ refers to, collectively, a partnership unit in the Ares Operating Group entities. Assets Under Management Assets Under Management or “AUMˮ generally refers to the assets we manage. For our funds other than CLOs, our AUM represents the sum of the net asset value (“NAVˮ) of such funds, the drawn and undrawn debt (at the fund-level including amounts subject to restrictions) and uncalled committed capital (including commitments to funds that have yet to commence their investment periods). NAV refers to the fair value of the assets of a fund less the fair value of the liabilities of the fund. For the CLOs we manage, our AUM is equal to initial principal of collateral adjusted for paydowns. AUM also includes the proceeds raised in the initial public offerings of special purpose acquisition companies (“SPACsˮ) sponsored by us, less any redemptions. AUM Not Yet Paying Fees AUM Not Yet Paying Fees (also referred to as “shadow AUMˮ) refers to AUM that is not currently paying fees and is eligible to earn management fees upon deployment. Available Capital Available Capital (also referred to as “dry powderˮ) is comprised of uncalled committed capital and undrawn amounts under credit facilities and may include AUM that may be canceled or not otherwise available to invest. Consolidated Funds Consolidated Funds refers collectively to certain Ares funds, co-investment vehicles, CLOs and SPACs that are required under GAAP to be consolidated in our consolidated financial statements. Dividend Policy In the normal course of business, we expect to pay dividends to our Class A and non-voting common stockholders that are aligned with our expected annual fee related earnings after an allocation of current taxes paid. For the purpose of determining this amount, we allocate the total current taxes paid between FRE and realized incentive and investment income in a manner that is expected to be disproportionate to earnings generated by these metrics and the actual taxes paid on these metrics should they be measured separately. Additionally, our methodology uses the tax benefits from certain expenses that are not included in these non-GAAP metrics, such as equity-based compensation from the vesting of restricted units, and the exercise of stock options and from the amortization of intangible assets, among others. The portion of the current tax allocated to performance and net investment income is calculated by multiplying the statutory tax rate currently in effect by the realized performance and net investment income attributable to the Company. We subtract this amount from the total current tax and the remainder is allocated to FRE. We use this method to allocate the portion of the current income tax provision to FRE to approximate the amount of cash that is available to pay dividends to our stockholders. If cash flows from FRE were insufficient to fund dividends over a sustained period of time, we expect that we would reduce dividends or suspend paying such dividends. Accordingly, there is no assurance that dividends would continue at the current levels or at all. Effective Management Fee Rate Effective management fee rate represents annualized management fees divided by the average fee paying AUM for the period, excluding the impact of catch-up fees.

43 Glossary (Cont'd) Fee Paying AUM Fee Paying AUM or “FPAUMˮ refers to the AUM from which we directly earn management fees. FPAUM is equal to the sum of all the individual fee bases of our funds that directly contribute to our management fees. For our funds other than CLOs, our FPAUM represents the amount of limited partner capital commitments for certain closed-end funds within the reinvestment period, the amount of limited partner invested capital for the aforementioned closed-end funds beyond the reinvestment period and the portfolio value, gross asset value or NAV. For the CLOs we manage, our FPAUM is equal to the gross amount of aggregate collateral balance, at par, adjusted for defaulted or discounted collateral. Fee Related Earnings Fee Related Earnings or “FREˮ, a non-GAAP measure, is used to assess core operating performance by determining whether recurring revenue, primarily consisting of management fees and fee related performance revenues, is sufficient to cover operating expenses and to generate profits. FRE differs from income before taxes computed in accordance with GAAP as FRE excludes net performance income, investment income from our funds and adjusts for certain other items that we believe are not indicative of our core operating performance. Fee related performance revenues, together with fee related performance compensation, is presented within FRE because it represents incentive fees from perpetual capital vehicles that are measured and eligible to be received on a recurring basis and are not dependent on realization events from the underlying investments. Fee Related Earnings Margin Fee related earnings margin represents the quotient of fee related earnings and the sum of segment management fees, fee related performance revenues and other fees. Fee Related Performance Revenues Fee Related Performance Revenues refers to incentive fees from perpetual capital vehicles that are: (i) measured and eligible to be received on a recurring basis; and (ii) not dependent on realization events from the underlying investments. Certain vehicles are subject to hold back provisions that limit the amounts paid in a particular year. Such hold back amounts may be paid in subsequent years, subject to their extended performance conditions. Gross Capital Deployment Gross Capital Deployment refers to the aggregate amount of capital invested by our funds during a given period, and includes investments made by our drawdown funds and perpetual capital vehicles and new capital raised and invested by our open- ended managed accounts, sub-advised accounts and CLOs, but excludes capital that is reinvested (after receiving repayments of capital) by our open-ended managed accounts, sub-advised accounts and CLOs. Incentive Eligible AUM Incentive Eligible AUM or “IEAUMˮ generally refers to the AUM of our funds and other entities from which carried interest and incentive fees may be generated, regardless of whether or not they are currently generating carried interest and incentive fees. It generally represents the NAV plus uncalled equity or total assets plus uncalled debt, as applicable, of our funds for which we are entitled to receive carried interest and incentive fees, excluding capital committed by us and our professionals (from which we generally do not earn carried interest and incentive fees), as well as proceeds raised in the initial public offerings of SPACs sponsored by us, less any redemptions. With respect to Ares Capital Corporation (NASDAQ: ARCC) (“ARCCˮ), Ares Strategic Income Fund (“ASIFˮ) and Ares European Strategic Income Fund’s (“AESIFˮ) AUM, only Part II Fees may be generated from IEAUM. Incentive Generating AUM Incentive Generating AUM or “IGAUMˮ refers to the AUM of our funds and other entities that are currently generating carried interest and incentive fees on a realized or unrealized basis. It generally represents the NAV or total assets of our funds, as applicable, for which we are entitled to receive carried interest and incentive fees, excluding capital committed by us and our professionals (from which we generally do not earn carried interest and incentive fees). ARCC, ASIF and AESIF are only included in IGAUM when Part II Fees are being generated.

44 Glossary (Cont'd) Management Fees Management Fees refers to fees we earn for advisory services provided to our funds, which are generally based on a defined percentage of fair value of assets, total commitments, invested capital, net asset value, net investment income, total assets or par value of the investment portfolios managed by us. Management fees include Part I Fees, a quarterly fee based on the net investment income of certain funds. Net Inflows of Capital Net Inflows of Capital refers to net new commitments during the period, including equity and debt commitments and gross inflows into our open-ended managed accounts and sub-advised accounts, as well as new debt and equity issuances by our publicly-traded vehicles minus redemptions from our open-ended funds, managed accounts and sub-advised accounts. Operations Management Group In addition to our reportable segments, we have an Operations Management Group (the “OMGˮ) that consists of shared resource groups to support our reportable segments by providing infrastructure and administrative support in the areas of accounting/finance, operations, information technology, strategy and relationship management, legal, compliance and human resources. The OMG includes Ares Wealth Management Solutions, LLC (“AWMSˮ) that facilitates the product development, distribution, marketing and client management activities for investment offerings in the global wealth management channel. The OMG’s revenues and expenses are not allocated to our reportable segments but we consider the cost structure of the OMG when evaluating our financial performance. Our management uses this information to assess the performance of our reportable segments and OMG, and we believe that this information enhances the ability of stockholders to analyze our performance. Our Funds Our Funds refers to the funds, alternative asset companies, trusts, co-investment vehicles and other entities and accounts that are managed or co-managed by the Ares Operating Group, and which are structured to pay fees. It also includes funds managed by Ivy Hill Asset Management, L.P., a wholly owned portfolio company of ARCC and an SEC-registered investment adviser. Part I Fees Part I Fees refers to a quarterly fee on the net investment income of ARCC, CION Ares Diversified Credit Fund (“CADCˮ), ASIF and AESIF. Such fees are classified as management fees as they are predictable and recurring in nature, not subject to contingent repayment and generally cash-settled each quarter, unless subject to a payment deferral. Part II Fees Part II Fees refers to fees from ARCC, ASIF and AESIF that are paid in arrears as of the end of each calendar year when the respective cumulative aggregate realized capital gains exceed the cumulative aggregate realized capital losses and aggregate unrealized capital depreciation, less the aggregate amount of respective Part II Fees paid in all prior years since inception. Performance Income Performance Income refers to income we earn based on the performance of a fund that is generally based on certain specific hurdle rates as defined in the fund’s investment management or partnership agreements and may be either incentive fees earned from funds with stated investment periods or carried interest.

45 Glossary (Cont'd) Perpetual Capital Perpetual Capital refers to the AUM of: (i) our publicly-traded vehicles, including ARCC, Ares Commercial Real Estate Corporation (NYSE: ACRE) (“ACREˮ) and Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) (“ARDCˮ); (ii) our non-traded vehicles, including ASIF, CADC and AESIF, our non-traded real estate investment trusts (“REITsˮ) and Ares Private Markets Fund (“APMFˮ); (iii) Aspida Holdings Ltd. (together with its subsidiaries, “Aspidaˮ); and (iv) certain other commingled funds and managed accounts that have an indefinite term, are not in liquidation, and for which there is no immediate requirement to return invested capital to investors upon the realization of investments. Perpetual Capital - Managed Accounts refers to managed accounts for single investors primarily in illiquid strategies that meet the perpetual capital criteria. Perpetual Capital - Private Commingled Funds refers to commingled funds that meet the perpetual capital criteria, not including our publicly-traded vehicles or non-traded vehicles. Perpetual capital may be withdrawn by investors under certain conditions, including through an election to redeem an investor’s fund investment or to terminate the investment management agreement, which in certain cases may be terminated on 30 days’ prior written notice. In addition, the investment management or advisory agreements of certain of our publicly-traded and non-traded vehicles have one year terms, which are subject to annual renewal by such vehicles. Realized Income Realized Income or “RIˮ, a non-GAAP measure, is an operating metric used by management to evaluate performance of the business based on operating performance and the contribution of each of the business segments to that performance, while removing the fluctuations of unrealized income and losses, which may or may not be eventually realized at the levels presented and whose realizations depend more on future outcomes than current business operations. RI differs from income before taxes by excluding: (i) operating results of our Consolidated Funds; (ii) depreciation and amortization expense; (iii) the effects of changes arising from corporate actions; and (iv) unrealized gains and losses related to carried interest, incentive fees and investment performance; and adjusts for certain other items that we believe are not indicative of our operating performance. Changes arising from corporate actions include equity-based compensation expenses, the amortization of intangible assets, transaction costs associated with mergers, acquisitions and capital activities, underwriting costs and expenses incurred in connection with corporate reorganization. Placement fee adjustment represents the net portion of either expense deferral or amortization of upfront fees to placement agents that is presented to match the timing of expense recognition with the period over which management fees are expected to be earned from the associated fund for segment purposes but have been expensed in advance in accordance with GAAP. For periods in which the amortization of upfront fees for segment purposes is higher than the GAAP expense, the placement fee adjustment is presented as a reduction to RI. After-tax RI is RI less the current income tax provision. For this purpose, the current income tax provision represents the sum of (i) taxes paid or payable as reflected in the Company’s GAAP financial statements for the period and (ii) amounts payable under the Tax Receivable Agreement for which a tax benefit was included in the current period provision. The current income tax provision reflects the tax benefits associated with deductions available to the Company on certain expense items that have been excluded from the underlying calculation of RI, such as equity-based compensation deductions. If tax deductions related to the vesting of restricted units and exercise of stock options were excluded, the resulting current income tax provision and the implied tax rate would be higher, which would reduce After-tax RI. The assumptions applied in calculating our current income tax provision as presented under U.S. GAAP and in determining After-tax RI are consistent. Management believes that utilizing the current income tax provision, calculated as described above, in determining After-tax RI is meaningful because it increases comparability between periods and more accurately reflects amounts that are available for distribution to stockholders.